SEMIANNUAL REPORT April 30, 2000

NUVEEN Investments Invest well. Look ahead. LEAVE YOUR MARK.sm

Dependable, tax-free income to help you keep more of what you earn.


EXCHANGE-TRADED FUNDS

PREMIUM INCOME
NPI

PREMIUM INCOME 2
NPM

PREMIUM INCOME 4
NPT

PHOTO OF: WATER
PHOTO OF: MAN HOLDING BABY

Credit Quality Highlights
As of April 30, 2000

Nuveen Premium Income Municipal Fund, Inc. (NPI)

PIE CHART:
AAA/U.S. Guaranteed        62%
AA                         20%
A                           6%
BBB/NR                     12%


Nuveen Premium Income Municipal Fund 2, Inc. (NPM)

PIE CHART:
AAA/U.S. Guaranteed        65%
AA                         10%
A                          16%
BBB/NR                      9%


Nuveen Premium Income Municipal Fund 4, Inc. (NPT)

PIE CHART:
AAA/U.S. Guaranteed        51%
AA                         14%
A                          15%
BBB/NR                     20%


   CONTENTS
 1 Dear Shareholder
 3 Portfolio Manager's Comments
 6 NPI's Performance Overview
 7 NPM's Performance Overview
 8 NPT's Performance Overview
 9 Portfolio of Investments
36 Statement of Net Assets
37 Statement of Operations
38 Statement of Changes in Net Assets
39 Notes to Financial Statements
45 Financial Highlights
48 Build Your Wealth Automatically
49 Fund Information

Photo of: TIMOTHY R. SCHWERTFEGER
          CHAIRMAN OF THE BOARD

Sidebar text: "Building and sustaining wealth requires sound, ongoing advice."


Dear Shareholder


The primary objective of your Nuveen Municipal Exchange-Traded Fund is to provide dependable, attractive tax-free dividends. I am pleased to report that your Fund continued to achieve this goal during the period covered by this report. I also encourage you to read the Portfolio Manager's Comments later in this report, where your Fund's manager takes a comprehensive look at the investment environment and performance of your Fund for this period.

As an income-oriented investment, we believe your Nuveen Exchange-Traded Fund is well positioned to be a core element of your long-term investment program. With the help of your financial advisor, all of us at Nuveen Investments are dedicated to providing the services, products, perspectives and solutions you need to help you meet your personal and family goals.

NEW WAYS TO THINK ABOUT WEALTH
In the past few years, much attention has been directed toward the ways we're accumulating wealth. At Nuveen, we believe it is just as important for investors also to focus on preserving that wealth, on the responsibilities wealth brings with it, and on the legacies we will leave for future generations.

This long-term perspective is a key to understanding our portfolio management strategies, our insistence on quality and our determination to provide investments that can withstand the test of time. It is a philosophy that we think is encapsulated well in our brand theme: Invest Well. Look Ahead. Leave Your Mark.SM

INVEST WELL
Building and sustaining the wealth that can result in lasting legacies requires a well-developed plan, sound on-going advice, and the discipline to stay focused on long-term results. With today's abundance of investment products and offers, it also increasingly requires an experienced and trusted advisor who can guide you through the opportunities and the pitfalls. With so much potentially at stake, Nuveen Investments is dedicated to delivering quality products like your Nuveen Fund through the financial advisors who assist you in making wise investment choices and help you manage your most important financial assets.

LOOK AHEAD
We urge all our investors to look ahead, not only to their own goals and futures, but toward those of future generations as well. We now stand on the threshold of a new century, anticipating a time of change, discovery and potential that may one day make the year 2000 seem as archaic as the year 1900. We don't know all that the future will bring, but we do know that a well-diversified, carefully-monitored investment program that combines elements of growth, income and capital preservation will form a solid foundation that can help meet whatever opportunities and challenges the new century has to offer.

LEAVE YOUR MARK
With the enormous wealth creation of the last decade and the considerable intergenerational transfer of wealth that is expected to occur over the next 20 years, investors today have a significant opportunity to shape their own and their family's financial future. These may include establishing trusts, endowments or legacies that can directly affect our families and communities for generations to come. We at Nuveen Investments are committed to facilitating and raising the level of dialogue between investors and their financial advisors in ways that can help meet goals that extend far beyond the boundaries of a single lifespan.

Since 1898, the name Nuveen has been synonymous with quality investments, careful research and prudent management. Today, more than ever, the investments and services we offer through financial advisors may be well suited to those who recognize and embrace the need for building and managing wealth. We encourage you to speak with your financial advisor about how you can enhance your investment program in ways that help you Look Ahead, Invest Well and Leave Your Mark.


Sincerely,

/s/TIMOTHY R. SCHWERTFEGER
TIMOTHY R. SCHWERTFEGER
Chairman of the Board

June 15, 2000



Sidebar text:"We believe your Nuveen Exchange-Traded Fund is well positioned to be a core element of your long-term investment program."

Nuveen Premium Income Exchange-Traded Funds (NPI, NPM, NPT)
Portfolio Managers' Comments


PORTFOLIO MANAGERS TOM FUTRELL, STEVE PETERSON, AND TED NEILD REVIEW THE NATIONAL ECONOMY, ITS IMPACT ON THE MUNICIPAL MARKET AND FUND PERFORMANCE, AND THE KEY STRATEGIES THEY'RE USING TO MANAGE THE NUVEEN PREMIUM INCOME EXCHANGE-TRADED FUNDS. TOM HAS MANAGED NPI SINCE 1988, WHILE STEVE HAS SERVED AS PORTFOLIO MANAGER FOR NPM SINCE 1994. TED HAS MANAGED NPT SINCE THE FUND'S INCEPTION IN 1993.

WHAT FACTORS AFFECTED THE U.S. ECONOMY OVER THE PAST 12 MONTHS?
In April 2000, the United States entered its tenth year of uninterrupted economic expansion, the longest continuous expansion in the nation's history. While the strong growth trends and relatively benign inflation that have been the hallmarks of this expansion remained largely in place, unabated consumer spending and tight labor markets have kept the Federal Reserve concerned that the pace of growth would eventually trigger a resurgence of inflation.

The shift in financial market sentiment to worries about runaway growth and inflationary pressures is a marked contrast from the concerns about slower growth and deflation that followed the global financial crisis of 1998. The primary catalysts behind this change in sentiment - in addition to consumer spending and the scarcity of qualified workers - include the quick recovery of the global economy following the 1998 events, rising commodity prices, and the accelerating effect of excess cash created to ensure liquidity during the transition into the year 2000.

All of this prompted the Federal Reserve to embark on a tightening path. In June 1999 the Fed began a series of five short-term interest rate increases that eventually pushed the federal funds rate up 1.25% to 6.0%. (In May, the Fed raised rates a sixth time, bringing the fed funds rate to 6.5%). As the Fed acted and then continued to leave the door open for additional tightenings, investor uncertainty grew, the equity markets became increasingly volatile, and bond prices declined as yields pushed higher. The shift in the economic landscape has been complicated by the rapidly shrinking supply of long-term Treasuries, as the U.S. government accelerated its program to buy back Treasury debt. This has created some severe dislocations within and between Treasuries and other bond markets. Following the Fed's rate hikes, the Treasury yield curve remained inverted, with the yield on a two-year notes about 60 basis points higher than that of a 30-year bond.

The Fed's rapid action to rein in the monetary base, plus the shift in policy from global monetary stimulus to restraint, has provided a foundation that may help to counterbalance some of the current pressures in the economy. Investors continue to hope that the Fed's moves will not jeopardize the expansion by doing too little or too much, but instead successfully engineer a soft landing for the U.S. economy.

HOW HAVE THESE EVENTS AFFECTED THE MUNICIPAL MARKET?
The cumulative effects of the economic events of the past 12 months were negative for the fixed-income markets, including municipal bonds. Once the Fed began its series of interest rate hikes, the rise in municipal yields accelerated. Over the 12 months ending April 2000, long-term municipal yields rose about 80 basis points, compared with a 30-point gain in 30-year Treasury yields. Concurrent with the rise in yields, municipal bond prices slumped. As a result, by the end of April 2000, long-term municipal yields were 102% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first four months of 2000, new municipal issuance declined more than 26% from the level of the first four months of 1999. This continued the trend begun last year, as the rising interest rate environment deterred municipalities from issuing new bonds or refinancing old debt. In addition, robust tax revenue collections have enabled many state and local governments to use more pay-as-you-go financings rather than bond issuance to fund projects. Overall, the decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices.

According to the most recent data released by the Federal Reserve Board, demand for municipal bonds on the part of individual investors continued to grow in 1999, maintaining a trend seen over the past four years. While total U.S. municipal debt grew by 5% in 1999, holdings by individual investors grew 11%. As of January 2000, these investors held 34% of the outstanding municipal debt in the U.S. This provided some support for a municipal market experiencing a decline in demand from institutional investors. Buying by mutual and money market funds, which together accounted for 29% of municipal debt holdings, reflected the lower demand for bond funds. Property and casualty insurance companies, the fourth largest group of municipal bond holders with 14%, had less cash to spend on municipals due to claims from natural disasters and pricing competition - although we have seen some recovery in buying by this group lately.

The economic prosperity of the past decade has benefited all sectors of the municipal bond market, resulting in upgrades in debt ratings. In 1999, upgrades by Standard & Poor's outnumbered downgrades by a ratio of almost 4 to 1. In fact, the fourth quarter of 1999 marked the 17th consecutive quarter in which upgrades exceeded downgrades. The tax-backed sector, which includes general obligation bonds issued by states, local municipalities, and school and special purpose districts, fared particularly well in 1999, with upgrades outnumbering downgrades 30 to 1.

WERE THE FUNDS' DIVIDENDS AFFECTED BY THIS ENVIRONMENT?
During the past year, good call protection within the NPM and NPT portfolios helped maintain the dividends of these Funds by reducing some of the forced turnover calls can generate. As of April 30, 2000, NPM had provided shareholders with steady or increasing dividends since paying its first dividend in October 1992, and NPT had offered 60 consecutive months of stable or increasing dividends.

The income-eroding effect of bond calls did impact the portfolio income generated by NPI and led to dividend adjustments in this Fund over the past 12 months. We have been actively managing the Fund in an effort to mitigate the longer-term effects of this inevitable process, and we believe NPI will continue to offer attractive income as we work through this period of portfolio adjustment.

All of the Funds covered in this report are leveraged, which means the short-term rates they pay their MuniPreferred(R) shareholders have a direct impact on the Fund income available to pay common share dividends. As short-term rates rise, the income available for common shareholders decreases. As we noted, the Federal Reserve has raised short-term rates six times between June 1999 and May 2000, and these actions have had a corresponding impact on short-term municipal rates. This contributed to the dividend reductions in NPI, and may begin to exert an influence on the common share dividends of all three Funds if short-term rates continue at historically high recent levels.

OVERALL, HOW DID THE NUVEEN PREMIUM INCOME FUNDS PERFORM OVER THE PAST YEAR?
For the 12 months ended April 30, 2000, the Nuveen Premium Income Funds produced total returns on NAV as shown in the accompanying table. For comparison purposes, the annual returns for the Lehman Brothers Municipal Bond Index1 and Lipper Peer Group2 are also presented.

                                                                        LEHMAN
                                                                         TOTAL        LIPPER
                 MARKET YIELD               TOTAL RETURN ON NAV        RETURN1      AVERAGE2
--------------------------------------------------------------------------------------------
                                          1 YEAR                        1 YEAR        1 YEAR
                            TAXABLE-       ENDED         TAXABLE-        ENDED         ENDED
           4/30/00       EQUIVALENT3     4/30/00      EQUIVALENT3      4/30/00       4/30/00
--------------------------------------------------------------------------------------------
NPI          6.99%            10.13%      -6.43%           -3.91%       -0.92%        -5.73%
--------------------------------------------------------------------------------------------
NPM          7.09%            10.28%      -3.89%           -1.14%       -0.92%        -5.73%
--------------------------------------------------------------------------------------------
NPT          7.10%            10.29%     - 4.26%           -1.67%       -0.92%        -5.73%
--------------------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


The relative underperformance of the Funds' total returns on NAV when compared with the Lehman Index can be attributed largely to their duration,4 which is a measure of the fund's NAV volatility in reaction to interest rate movements. While leveraging a Fund can enhance the dividends paid to common shareholders, it also has the effect of lengthening a Fund's duration. In addition, the durations often are lengthened when we look to add call protection to the portfolios. As a result, as of April 30, 2000, the durations of the three Nuveen Premium Income Funds ranged from 10.00 to 14.96, compared with the unleveraged Lehman Brothers Index's 7.42.

The longer the duration, the more sensitive the Fund's NAV is to changes in interest rates in either direction. During a period of falling interest rates, bond prices rise



1 The Funds' performance is compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are compared with the average annualized return of the 50 funds in the Lipper General Leveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield/ total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 31%, while the tax able-equivalent total return is based on the annualized total return as of the indicated date and the 31% federal income tax rate.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Funds and therefore generally is greater than the duration of the actual portfolio of individual bonds that make up the Funds. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

and a long duration enables a Fund's NAV to participate more fully in market gains. Conversely, when interest rates rise (as they have over most of the past year), a long duration can make the Fund's NAV more vulnerable to price declines and weaken total return performance.

We continue to believe that the Funds' longer durations and increased call production should help to strengthen the relative stability of their common share dividends over the long-term, and will position the Funds to benefit from any market recovery.

WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
The uncertain economic environment, coupled with an investor focus on equity market performance, has tended to dampen interest in most fixed-income products. This lack of demand has put pressure on the prices of many municipal bond investments, including these three Funds.

As shown in the charts on the Performance Overview pages, the share prices for all three Funds gradually have declined over much of the past year. These price declines generally were larger than the declines in the Funds' NAVs. As a result, over the past year NPI and NPT have seen their discounts (share price below NAV) widen, while NPM's premium (share price above NAV) has moved to a discount. With the market prices of all these Funds now lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of the Nuveen Premium Income Funds.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN PREMIUM INCOME FUNDS DURING THE 12 MONTHS ENDED APRIL 30, 2000?
The past 12 months represented a challenging period for all fixed-income investments. However, the period also provided opportunities to improve the Funds' structures, provide additional diversification, strengthen the Funds' long-term dividend-paying capabilities, and enhance tax efficiency by offsetting potential capital gains with capital losses.

To improve the Funds' structures, we have been selling bonds in demand by individual investors at attractive prices, including prerefunded bonds and bonds with short call dates, and buying issues that offer higher yields, longer maturities, and extended call protection. We also have been watching for pricing inefficiencies, buying or selling bonds with special features that we don't believe the market is valuing correctly.

We continue to watch the healthcare sector very care fully. This sector has been under considerable pressure as hospitals adjust to deregulation and tighter federal reimbursement guidelines. In our opinion, this has resulted in bonds from a number of strong issuers carrying what we believe to be very attractive prices relative to their underlying value. These are the types of bonds we seek. We believe our experienced Research team provides an advantage in this area, helping us identify attractive situations and supplying the back ground we need to understand issuers.

As of April 30, 2000, all three Nuveen Premium Income Funds offered excellent credit quality, with the portion of their assets invested in bonds rated AAA/U.S. guaranteed and AA ranging from 65% to 82%. This was balanced by allocations of BBB/non-rated bonds - from 9% in NPM to 20% in NPT. These lower-rated bonds generally provided higher yields, especially as credit spreads have widened in recent months.

WHAT IS YOUR OUTLOOK FOR THE NUVEEN PREMIUM INCOME FUNDS?
NPI, NPM, and NPT all currently offer good levels of call protection, with each having less than 13% of their portfolios subject to calls between now and the end of 2001. We will continue to closely monitor bond call activity and try to take advantage of opportunities to add bonds that extend call protection.

Overall, we plan to focus on the same strategies that we have emphasized over the past year, including improving Fund structure, enhancing call protection, and strengthening dividend payment capabilities. We expect the market to continue working its way through a period of uncertainty that may last beyond the fall elections. Opportunities do arise in these types of markets, and we believe we are ready to take advantage of developing situations. We believe the Funds continue to be well positioned to provide attractive income and a measure of portfolio diversification that can be a valuable benefit to investors now and in the future.

Nuveen Premium Income Municipal Fund, Inc.
Performance Overview
As of April 30, 2000

NPI

PORTFOLIO STATISTICS
Inception Date                                7/88
--------------------------------------------------
Share Price                                $11 1/2
--------------------------------------------------
Net Asset Value                             $13.53
--------------------------------------------------
Market Yield                                 6.99%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                  10.13%
--------------------------------------------------
Fund Net Assets ($000)                  $1,388,197
--------------------------------------------------
Average Effective Maturity (Years)           21.64
--------------------------------------------------
Leverage-Adjusted Duration                   14.96
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -19.13%        -6.43%
--------------------------------------------------
5-Year                         1.70%         4.75%
--------------------------------------------------
10-Year                        4.69%         6.68%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -16.58%        -3.91%
--------------------------------------------------
5-Year                         4.62%         7.58%
--------------------------------------------------
10-Year                        7.87%         9.88%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
Utilities                                      17%
--------------------------------------------------
Tax Obligation/General                         15%
--------------------------------------------------
Tax Obligation/Limited                         14%
--------------------------------------------------
Housing/Single Family                          12%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/99     0.071
6/99     0.071
7/99     0.071
8/99     0.071
9/99     0.071
10/99    0.071
11/99    0.071
12/99    0.069
1/00     0.069
2/00     0.069
3/00     0.067
4/00     0.067



LINE CHART:
SHARE PRICE PERFORMANCE

5/7/99   15.13
         14.63
         14.44
         14.63
         14.38
         14.38
         14.44
         14.31
         14.25
         14.31
         14.19
         14.13
         14.13
         14.06
         13.44
         13.31
         13.44
         13.19
         12.94
         12.75
         12.69
         12.75
         12.38
         12.13
         12.25
         12.75
         12.5
         12
         12.13
         11.63
         11.63
         11.5
         11.94
         12.19
         11.69
         11.56
         12
         12.19
         12.25
         12.25
         12.13
         11.81
         11.31
         11.31
         11.5
         11.81
         11.94
         11.5
         11.56
4/28/00  11.5

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

Nuveen Premium Income Municipal Fund 2, Inc.
Performance Overview
As of April 30, 2000


NPM

PORTFOLIO STATISTICS
Inception Date                                7/92
--------------------------------------------------
Share Price                                $13 3/8
--------------------------------------------------
Net Asset Value                             $14.36
--------------------------------------------------
Market Yield                                 7.09%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                  10.28%
--------------------------------------------------
Fund Net Assets ($000)                    $937,269
--------------------------------------------------
Average Effective Maturity (Years)           14.81
--------------------------------------------------
Leverage-Adjusted Duration                   10.00
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -10.59%        -3.89%
--------------------------------------------------
5-Year                         7.93%         6.86%
--------------------------------------------------
Since Inception                5.10%         6.71%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -7.85%        -1.14%
--------------------------------------------------
5-Year                        10.92%         9.72%
--------------------------------------------------
Since Inception                8.04%         9.55%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                32%
--------------------------------------------------
Tax Obligation/General                         19%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Housing/Single Family                           9%
--------------------------------------------------
Tax Obligation/Limited                          7%
--------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE3
5/99     0.079
6/99     0.079
7/99     0.079
8/99     0.079
9/99     0.079
10/99    0.079
11/99    0.079
12/99    0.079
1/00     0.079
2/00     0.079
3/00     0.079
4/00     0.079




LINECHART:
SHARE PRICE PERFORMANCE
5/7/99   16
         15.88
         15.69
         16.06
         16.06
         15.75
         15.75
         15.56
         16
         16.06
         15.81
         15.75
         15.63
         15.5
         15.06
         14.94
         15.13
         15.19
         14.5
         14.5
         14.81
         14.75
         13.88
         13.94
         14.5
         14.94
         14.44
         13.94
         13.44
         13.56
         13.81
         13.81
         13.75
         13.75
         13.38
         13.19
         13.63
         14.13
         13.75
         13.19
         13.31
         13
         12.56
         12.69
         12.75
         13.44
         13.63
         13.19
         13.31
4/28/00  13.38
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

3 The Fund also paid shareholders capital gains and net ordinary income distributions in December 1999 of $0.0182 per share.

Nuveen Premium Income Municipal Fund 4, Inc.
Performance Overview
As of April 30, 2000

NPT

PORTFOLIO STATISTICS
Inception Date                                2/93
--------------------------------------------------
Share Price                                $11 3/4
--------------------------------------------------
Net Asset Value                             $13.37
--------------------------------------------------
Market Yield                                 7.10%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                  10.29%
--------------------------------------------------
Fund Net Assets ($000)                    $916,538
--------------------------------------------------
Average Effective Maturity (Years)           17.82
--------------------------------------------------
Leverage-Adjusted Duration                   11.32
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -13.11%        -4.26%
--------------------------------------------------
5-Year                         6.37%         6.34%
--------------------------------------------------
Since Inception                2.84%         5.23%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -10.44%        -1.67%
--------------------------------------------------
5-Year                         9.29%         9.05%
--------------------------------------------------
Since Inception                5.69%         7.92%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
Utilities                                      19%
--------------------------------------------------
Housing/Multifamily                            15%
--------------------------------------------------
U.S. Guaranteed                                14%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/99     0.0695
6/99     0.0695
7/99     0.0695
8/99     0.0695
9/99     0.0695
10/99    0.0695
11/99    0.0695
12/99    0.0695
1/00     0.0695
2/00     0.0695
3/00     0.0695
4/00     0.0695


LINE CHART:
SHARE PRICE PERFORMANCE
5/7/99   14.31
         14.06
         14
         13.94
         13.88
         13.88
         14.06
         14.06
         14.06
         14.31
         14.25
         14.06
         14.13
         13.75
         13.31
         13.56
         13.31
         13
         12.88
         12.56
         12.44
         12.44
         12.25
         12.25
         12.75
         13.06
         12.75
         12.75
         12.06
         12.16
         11.94
         11.63
         12.13
         12.06
         12
         11.88
         12.31
         12.56
         12.13
         12
         11.88
         11.75
         11.5
         11.5
         11.75
         11.88
         12
         11.75
         11.81
4/28/00  11.75
Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)
                            April 30, 2000
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.9%

$       9,930   The Industrial Development Authority of the County of Pima                1/02 at 103        AAA         $10,526,297
                 (Arizona), Industrial Development Lease Obligation Refunding
                 Revenue Bonds, 1988 Series A (Irvington Project), 7.250%, 7/15/10

        1,850   The Industrial Development Authority of the County of Pima,               9/00 at 101        AAA           1,866,650
                 Single Family Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1988, 8.125%, 9/01/20
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.8%

        4,250   Arkansas Development Finance Authority, Drivers License                   6/07 at 100        AAA           4,104,650
                 Revenue Bonds (Arkansas State Police - Headquarters and
                 Wireless Data Equipment), Series 1997, 5.400%, 6/01/18

          500   City of Fort Smith, Arkansas, Water and Sewer Revenue                    10/09 at 100        AAA             492,850
                 Bonds, Series 1999, 5.650%, 10/01/19

        1,000   Sebastian County (Arkansas), Community Junior College District,           4/09 at 100        AAA           1,010,630
                 General Obligation Improvement Bonds, Series 1999,
                 5.950%, 4/01/29

        6,245   Board of Trustees of the University of Arkansas, Athletic                 9/09 at 100        Aaa           5,621,312
                 Facilities Revenue Bonds (Razorback Stadium Project),
                 Series 1999, 5.050%, 9/15/20


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 12.7%

       13,000   State of California, Various Purpose General Obligation                  10/03 at 102        AA-          11,947,130
                 Refunding Bonds, 5.150%, 10/01/19

       10,250   State of California, Veterans General Obligation Bonds,                  12/08 at 101        AAA          10,151,805
                 Series BH, 5.250%, 12/01/12 (Alternative Minimum Tax)

       15,975   State of California Department of Transportation, East Bay                3/01 at 102      A1***          16,596,108
                 State Building Authority, Certificates of Participation,
                 Series 1991A, 6.500%, 3/01/16 (Pre-refunded to 3/01/01)

       23,725   State Public Works Board of the State of California, Lease Revenue        6/03 at 102        Aa3          22,850,022
                 Refunding Bonds (The Regents of the  University of California),
                 1993 Series A (Various University of California Projects),
                 5.500%, 6/01/21

       11,395   State Public Works Board of the State of California, Lease               No Opt. Call         A+          11,493,339
                 Revenue Bonds (Department of Corrections), 1993 Series E
                 (California State Prison - Madera County (II)), 5.500%, 6/01/15

       15,420   Los Angeles Convention and Exhibition Center Authority (California),      8/03 at 102        AAA          14,913,299
                 Lease Revenue Bonds, 1993 Refunding Series A, 5.375%, 8/15/18

        5,000   Department of Water and Power of the City of Los Angeles,                11/03 at 102        AAA           4,314,600
                 California, Electric Plant Refunding Revenue Bonds, Second
                 Issue of 1993, 4.750%, 11/15/19

       12,250   Los Angeles County Transportation Commission (California),                7/01 at 100        AA-          12,187,403
                 Sales Tax Revenue Refunding Bonds, Series 1991-B,
                 5.750%, 7/01/18

        1,285   City of Martinez (California), Home Mortgage Revenue Bonds,              No Opt. Call        AAA           1,817,067
                 1983 Issue A, 10.750%, 2/01/16

        4,125   Redevelopment Agency of the City of Moorpark, Moorpark                   10/03 at 102     N/R***           4,369,035
                 Redevelopment Project, 1993 Tax Allocation Bonds,
                 6.125%, 10/01/18 (Pre-refunded to 10/01/03)

       20,000   City of Pomona, California, Single Family Mortgage Revenue               No Opt. Call        AAA          24,049,800
                 Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities),
                 Series 1990A, 7.600%, 5/01/23

        3,000   Sacramento, California, Municipal Utility District, Electric             11/03 at 102        AAA           2,791,380
                 Revenue Refunding Bonds, 1993 Series D, 5.250%, 11/15/20

                San Bernardino Joint Powers Financing Authority, Tax Allocation
                Refunding Bonds, Series 1995A:
        6,675    5.750%, 10/01/15                                                        10/05 at 102        AAA           6,789,543
       10,000    5.750%, 10/01/25                                                        10/05 at 102        AAA           9,900,600

       10,000   San Joaquin Hills Transportation Corridor Agency, Toll Road               1/07 at 102        AAA           9,047,900
                 Refunding Revenue Bonds, Series 1997A, 5.250%, 1/15/30

       15,540   Regents of the University of California, Refunding Revenue                9/03 at 102        AAA          13,193,305
                 Bonds (Multiple Purpose Projects), Series B, 4.750%, 9/01/21

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI) (continued)
                            April 30, 2000
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.2%

$       2,000   Colorado Housing and Finance Authority, Single Family Program             4/10 at 105         AA         $ 2,177,060
                 Bonds, 2000 Series B-2 Senior Bonds, 7.250%, 10/01/31
                 (Alternative Minimum Tax)

        2,585   Colorado Housing and Finance Authority, Single Family Program             5/07 at 105        Aa2           2,734,568
                 Bonds, 1997 Series B-2 Senior Bonds, 7.000%, 5/01/26
                 (Alternative Minimum Tax)

        4,500   Colorado Housing and Finance Authority, Single Family Program            11/07 at 105        Aa2           4,712,760
                 Bonds, 1997 Series C-2 Senior Bonds, 6.875%, 11/01/28
                 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
        9,450    7.750%, 11/15/13 (Alternative Minimum Tax)                              No Opt. Call          A          10,906,340
        1,725    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)   11/01 at 102        Aaa           1,834,037
        6,550    7.750%, 11/15/21 (Alternative Minimum Tax)                              11/01 at 102          A           6,895,447

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
          715    7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)   11/02 at 102        Aaa             767,839
        2,785    7.250%, 11/15/23 (Alternative Minimum Tax)                              11/02 at 102          A           2,935,195

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
        1,830    6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)   11/02 at 102        Aaa           1,943,570
        6,870    6.750%, 11/15/22 (Alternative Minimum Tax)                              11/02 at 102          A           6,909,571

       15,505   City and County of Denver, Colorado, Special Facilities Airport          10/02 at 102       Baa3          15,516,164
                 Revenue Bonds (United Air Lines Project), Series 1992A,
                 6.875%, 10/01/32 (Alternative Minimum Tax)

          498   El Paso County, Colorado, Single Family Mortgage Revenue                 No Opt. Call        Aaa             520,452
                 Tax-Exempt Refunding Bonds, Series 1992A Class A-2,
                 8.750%, 6/01/11


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 2.0%

        7,505   District of Columbia, (Washington, D.C.), General Obligation Bonds,      No Opt. Call        AAA           7,703,732
                 Series 1998B, 6.000%, 6/01/20

       14,800   District of Columbia Housing Finance Agency, Collateralized              12/04 at 103        AAA          14,900,492
                 Single Family Mortgage Revenue Bonds, Series 1988E-4,
                 6.375%, 6/01/26 (Alternative Minimum Tax)

        5,850   District of Columbia, Revenue Bonds (Association of American              8/07 at 102        AAA           5,375,273
                 Medical Colleges Issue), Series 1997A, 5.375%, 2/15/27


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.7%

        9,290   State of Florida, Full Faith and Credit Department of Transportation      7/05 at 101        AAA           9,702,848
                 Right-of-Way Acquisition and Bridge Construction Bonds,
                 Series 1995, 5.800%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.4%

        9,950   City of Atlanta (Georgia), Water and Wastewater Revenue Bonds,           No Opt. Call        AAA           9,668,614
                 Series 1999A, 5.500%, 11/01/22

       23,420   Development Authority of Monroe County (Georgia), Pollution              10/00 at 101         A+          23,787,694
                 Control Revenue Bonds (Georgia Power Company Plant Scherer
                 Project), Second Series 1994, 6.750%, 10/01/24


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 7.7%

       19,220   Chicago School Reform Board of Trustees of the Board of                  12/07 at 102        AAA          17,088,310
                 Education of the City of Chicago, Illinois, Unlimited Tax General
                 Obligation Bonds (Dedicated Tax Revenues), Series 1997A,
                 5.250%, 12/01/27

       10,000   City of Chicago, Chicago O'Hare International Airport, Special Facility  11/00 at 102       Baa1          10,255,100
                 Revenue Bonds (American Airlines Inc. Project), Series 1990A,
                 7.875%, 11/01/25 (Alternative Minimum Tax)

        6,280   City of Chicago, Chicago O'Hare International Airport, General            1/04 at 102        AAA           5,610,364
                 Airport Second Lien Revenue Refunding Bonds, 1993 Series C,
                 5.000%, 1/01/18

        4,350   City of Chicago, Collateralized Single Family Mortgage Revenue            3/06 at 105        Aaa           4,562,063
                 Bonds, Series 1996-A, 7.000%, 9/01/27 (Alternative Minimum Tax)

       10,000   The County of Cook, Illinois, General Obligation Bonds,                  11/03 at 100        AAA           8,551,300
                 Series 1993A, 5.000%, 11/15/23

        8,740   Illinois Development Finance Authority, Pollution Control                 2/04 at 102        AAA           8,382,709
                 Refunding Revenue Bonds, 1994 Series A (Illinois Power
                 Company Project), 5.700%, 2/01/24

        7,650   Illinois Educational Facilities Authority, Revenue Bonds,                 7/08 at 101        Aa1           6,428,678
                 The University of Chicago, Series 1998A, 5.125%, 7/01/38

        8,500   Illinois Educational Facilities Authority, Revenue Refunding Bonds,       7/03 at 102        Aa1           8,157,110
                 The University of Chicago, Series 1993B, 5.600%, 7/01/24

        5,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992         10/02 at 102        AAA           5,026,350
                 (Highland Park Hospital), 6.200%, 10/01/22

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       2,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1997A        10/07 at 102        AAA         $ 1,904,820
                 (Highland Park Hospital Project), 5.750%, 10/01/26

       17,545   Illinois Health Facilities Authority, Revenue Bonds, Series 1997          8/07 at 101        AAA          15,081,156
                 (Sherman Health Systems), 5.250%, 8/01/27

        9,500   Metropolitan Pier and Exposition Authority (Illinois), McCormick         12/09 at 101        AAA           8,991,370
                 Place Expansion Project Bonds, Series 1999A, 5.500%, 12/15/24

        4,925   Regional Transportation Authority, Cook, DuPage, Kane, Lake,             No Opt. Call        AAA           5,886,803
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992A, 9.000%, 6/01/06

          785   Regional Transportation Authority, Cook, DuPage, Kane, Lake,             No Opt. Call        AAA             938,303
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992B, 9.000%, 6/01/06


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.3%

        4,300   Indiana State Office Building Commission, Correctional                    7/05 at 102        AAA           4,095,836
                 Facilities Program Revenue Bonds, Series 1995A, 5.500%, 7/01/20

        8,000   Metropolitan School District of Steuben County Middle School              7/05 at 102        AAA           8,612,720
                 Building Corporation, First Mortgage Bonds, Series 1995, Steuben
                 County, Indiana, 6.375%, 7/15/16 (Pre-refunded to 7/15/05)

        5,300   Whitley County Middle School Building Corporation, Columbia City,         1/04 at 102        AAA           5,612,541
                 Indiana, First Mortgage Bonds, Series 1994, 6.250%, 7/15/15
                 (Pre-refunded to 1/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.5%

        3,000   Iowa Finance Authority, Private College Refunding Revenue                12/05 at 102        AAA           2,910,030
                 Bonds (Drake University Project), Series 1996, 5.400%, 12/01/16

        5,435   Iowa Finance Authority, Industrial Revenue Refunding Bonds,               7/14 at 100        AAA           6,985,823
                 Series A 1989 (Urbandale Hotel Corporation Project), Remarketed,
                 8.500%, 8/01/16 (Alternative Minimum Tax) (Pre-refunded to 7/15/14)

       12,085   Iowa Finance Authority, Hospital Facilities Revenue Bonds,                7/08 at 102        AAA          10,361,075
                 Series 1998A (Iowa Health System), 5.125%, 1/01/28


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.5%

        6,000   Sedgwick County, Kansas and Shawnee County, Kansas,                       6/08 at 105        Aaa           6,258,420
                 Single Family Mortgage Revenue Bonds, (Mortgaged-Backed
                 Securities Program), 1998 Series A1, 6.500%, 12/01/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.2%

        3,070   Kentucky Development Finance Authority (St. Elizabeth                    No Opt. Call        AAA           3,138,891
                 Medical Center), 9.000%, 11/01/00


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.2%

        2,610   Louisiana Housing Finance Agency, Single Family Mortgage                  9/09 at 101        Aaa           2,847,928
                 Revenue Bonds (Home Ownership Program), Series 2000A,
                 7.450%, 12/01/31 (Alternative Minimum Tax)

        4,600   Louisiana Public Facilities Authority, Hospital Revenue Bonds             7/08 at 101        AAA           3,856,916
                 (Franciscan Missionaries of Our Lady Health System Project),
                 Series 1998C, 5.000%, 7/01/28

       11,860   Louisiana Stadium and Exposition District, Hotel Occupancy                7/05 at 102        AAA          12,764,088
                 Tax Bonds, Series 1995-B, 6.375%, 7/01/25

                Louisiana Stadium and Exposition District, Hotel Occupancy
                Tax Refunding Bonds, Series 1998B:
        3,000    4.750%, 7/01/21                                                          7/09 at 102        AAA           2,517,120
       14,735    5.000%, 7/01/26                                                          7/09 at 102        AAA          12,705,106

        7,660   Louisiana Public Facilities Authority, Extended Care Facilities          No Opt. Call        BBB           9,672,129
                 Revenue Bonds (Comm-Care Corporation Project), Series 1994,
                 11.000%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.7%

       20,000   Massachusetts Bay Transportation Authority, General Transportation        3/07 at 101        Aa2          17,123,200
                 System Bonds, 1998 Series B, 5.000%, 3/01/28

        4,790   Massachusetts Development Finance Agency, Assisted Living                 9/10 at 105        AAA           5,306,793
                 Facility Revenue Bonds (The Monastery at West Springfield
                 Project), Series 1999A (GNMA Collateralized), 7.625%, 3/20/41
                 (Alternative Minimum Tax)

        2,890   Massachusetts Industrial Finance Agency, Resource Recovery                7/01 at 103        N/R           3,065,741
                 Revenue Bonds, SEMASS Project, Series 1991B,
                 9.250%, 7/01/15 (Alternative Minimum Tax)

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI) (continued)
                            April 30, 2000
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)

$       2,825   Massachusetts Industrial Finance Agency, Resource Recovery               12/08 at 102        BBB         $ 2,574,451
                 Revenue Refunding Bonds (Ogden Haverhill Project),
                 Series 1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)

       16,000   Massachusetts Industrial Finance Agency, General Obligation               7/07 at 102        AAA          14,439,200
                 Bonds, Suffolk University, Series 1997, 5.250%, 7/01/27

        8,800   Massachusetts Water Resources Authority, General Revenue                  7/02 at 100        Aaa           8,931,824
                 Bonds, 1992 Series A, 5.500%, 7/15/22 (Pre-refunded to 7/15/02)


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.1%

        4,000   School District of the City of Detroit, Wayne County, Michigan,           5/03 at 102        AA+           3,891,160
                 School Building and Site Improvement and Refunding Bonds
                 (Unlimited Tax - General Obligation), Series 1993,
                 5.400%, 5/01/13

       13,000   School District of the City of Detroit, Wayne County, Michigan,          No Opt. Call        AAA          11,926,070
                 School Building and Site Improvement Bonds (Unlimited Tax -
                 General Obligation), Series 1998A, 5.250%, 5/01/25

       10,550   City of Detroit, Michigan, Sewage Disposal System Revenue                 7/05 at 100        AAA           9,120,370
                 Refunding Bonds, Series 1995-B, 5.000%, 7/01/25

                Hudsonville Public Schools, Counties of Ottawa and Allegan,
                State of Michigan, 1997 School Building and Site and Refunding
                Bonds (General Obligation - Unlimited Tax):
       10,510    5.150%, 5/01/22                                                          5/08 at 100        Aaa           9,466,672
        8,045    5.150%, 5/01/27                                                          5/08 at 100        Aaa           7,141,949

        9,625   Livonia Public School District, County of Wayne, State                    5/03 at 102        AAA           9,214,975
                 of Michigan, 1993 Refunding Bonds (General Obligation -
                 Unlimited Tax), 5.500%, 5/01/21

        6,600   Michigan State Housing Development Authority, Limited                     7/07 at 102        AAA           6,192,582
                 Obligation Multifamily Mortgage Revenue Refunding Bonds,
                 Series 1999A (Forest Hills Regency Square Project), 5.750%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.0%

        2,765   The Minneapolis/Saint Paul Housing Finance Board,                        11/04 at 102        AAA           2,842,061
                 Single Family Mortgage Revenue Bonds (Minneapolis/Saint Paul
                 Family Housing Program, Phase X, FNMA and GNMA
                 Mortgage-Backed Securities Program), Series 1994,
                 7.500%, 11/01/27 (Alternative Minimum Tax)

       21,045   The Housing and Redevelopment Authority of the City of St. Paul,         11/15 at 103        AAA          24,019,500
                 Minnesota, Sales Tax Revenue Refunding Bonds (Civic Center
                 Project), Series 1996, 7.100%, 11/01/23

          992   The Housing and Redevelopment Authority of the City of St. Paul,         No Opt. Call        Aaa           1,012,614
                 Minnesota, Single Family Mortgage Revenue Bonds,
                 Refunding Series 1991-B, 7.250%, 9/01/11


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.7%

        5,885   Missouri Housing Development Commission, Single Family                    3/07 at 105        AAA           6,212,029
                 Mortgage Revenue Bonds (Homeownership Loan Program),
                 1996 Series C, 7.450%, 9/01/27 (Alternative Minimum Tax)

       17,775   Missouri Housing Development Commission, Single Family                    3/09 at 103        AAA          18,442,807
                 Mortgage Revenue Bonds (Homeownership Loan Program),
                 1999 Series B-1, 6.700%, 9/01/30 (Alternative Minimum Tax)

       11,120   Francis Howell School District, St. Charles County, Missouri,            No Opt. Call        AAA          12,705,823
                 General Obligation Refunding Bonds, Series 1994A,
                 7.800%, 3/01/08


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 2.0%

       29,410   State of Nevada, Colorado River Commission, General Obligation            7/04 at 101         AA          27,635,107
                 Revenue Supported Bonds (Limited Tax), Series 1994,
                 5.500%, 7/01/27


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.8%

        9,915   New Hampshire Housing Finance Authority, Single Family                    7/03 at 102        Aa3           9,837,960
                 Mortgage Revenue Bonds, 1993 Series B, 6.050%, 7/01/25

        9,000   Business Finance Authority of the State of New Hampshire,                10/03 at 102       BBB+           7,981,200
                 Pollution Control Refunding Revenue Bonds (The United
                 Illuminating Company Project), 1993 Series A, 5.875%, 10/01/33

        7,620   New Hampshire Housing Finance Authority, Single Family                    7/06 at 102        Aa3           7,754,798
                 Mortgage Acquisition Revenue Bonds, 1996 Series B,
                 6.400%, 1/01/27 (Alternative Minimum Tax)

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 3.8%

$      10,000   Delaware River Port Authority (New Jersey), Port District Project         1/10 at 100        AAA         $ 9,760,400
                 Bonds, Series B of 1999, 5.625%, 1/01/26

       10,000   The Essex County Improvement Authority, Essex County,                    10/10 at 100        Aaa          10,150,400
                 New Jersey, General Obligation Guaranteed Lease Revenue
                 Bonds, Series 2000 (County Correctional Facility Project),
                 6.000%, 10/01/25

        6,490   New Jersey Health Care Facilities Financing Authority, Revenue            1/09 at 101        AAA           6,173,288
                 and Refunding Bonds (Saint Barnabas Health Care System
                 Issue), Series 1998B, 5.250%, 7/01/15

       15,000   New Jersey Housing and Mortgage Finance Agency,                      10/07 at 101 1/2        AAA          14,692,050
                 Home Buyer Revenue Bonds, 1997 Series U,
                 5.850%, 4/01/29 (Alternative Minimum Tax)

       11,500   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                   No Opt. Call        AAA          12,246,235
                 Series 2000A, 6.000%, 1/01/14


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.3%

        3,555   New Mexico Mortgage Finance Authority, Single Family Mortgage             7/02 at 102        AAA           3,625,282
                 Purchase Refunding Senior Bonds, 1992 Series A2,
                 6.900%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 8.7%

       20,700   Long Island Power Authority (New York), Electric System General           6/08 at 101         A-          18,213,309
                 Revenue Bonds, Series 1998A, 5.250%, 12/01/26

        7,500   The City of New York, General Obligation Bonds, Fiscal                   No Opt. Call         A-           8,417,475
                 1991 Series B, 9.500%, 6/01/03

       10,000   The City of New York, General Obligation Bonds, Fiscal                2/06 at 101 1/2         A-          10,243,400
                 1996 Series G, 5.750%, 2/01/07

          100   The City of New York, General Obligation Bonds, Fiscal                   10/07 at 101      A-***             105,990
                 1997 Series G, 6.000%, 10/15/26 (Pre-refunded to 10/15/07)

        9,900   The City of New York, General Obligation Bonds, Fiscal                   10/07 at 101         A-           9,867,132
                 1997 Series G, 6.000%, 10/15/26

       16,000   New York City Municipal Water Finance Authority, Water and                6/06 at 101        AAA          15,691,360
                 Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

       31,625   New York City Transitional Finance Authority, Future Tax Secured          5/08 at 101         AA          26,467,911
                 Bonds, Fiscal 1998 Series C, 4.750%, 5/01/23

        2,430   Dormitory Authority of the State of New York, The Miriam                  7/10 at 102          A           2,575,946
                 Osborn Memorial Home Association, Revenue Bonds,
                 Series 2000B, 6.875%, 7/01/19

        4,000   New York State Energy Research and Development Authority,                 3/03 at 102         A+           3,878,160
                 Facilities Revenue Bonds, Series 1993A (Consolidated Edison
                 Company of New York, Inc. Project), 6.000%, 3/15/28
                 (Alternative Minimum Tax)

       10,000   New York Local Government Assistance Corporation, Refunding               4/04 at 100        AA-           8,623,400
                 Bonds, Series 1993B, 5.000%, 4/01/23

       17,340   New York State Medical Care Facilities Finance Agency, Hospital           2/04 at 102        AAA          16,898,177
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1993 Series B, 5.500%, 2/15/22


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.9%

       12,360   State of Ohio, Turnpike Revenue Bonds, 1994 Series A, Issued              2/04 at 102        Aaa          12,900,626
                 by the Ohio Turnpike Commission, 5.750%, 2/15/24


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.6%

       12,875   Allegheny County Hospital Development Authority (Pennsylvania),          11/02 at 100        AAA          13,303,480
                 Health Center Revenue Bonds, Series 1992A (Presbyterian
                 University Health System, Inc. Project), 6.250%, 11/01/23
                 (Pre-refunded to 11/01/02)

       10,000   Pennsylvania Housing Finance Agency, Single Family Mortgage              10/03 at 102        AA+           9,593,500
                 Revenue Bonds, Series 1993-37A, 5.450%, 10/01/17

        8,405   Redevelopment Authority of the City of Philadelphia                       4/08 at 103        N/R           7,580,301
                 (Pennsylvania), Multifamily Housing Mortgage Revenue
                 Bonds, Series 1998A (Cricket Court Commons Project),
                 6.200%, 4/01/25 (Alternative Minimum Tax)

        5,295   The School District of Philadelphia, Pennsylvania, General                9/05 at 101        AAA           4,987,996
                 Obligation Bonds, Series B of 1995, 5.500%, 9/01/25


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.4%

        5,250   Puerto Rico Electric Power Authority, Power Revenue                       7/05 at 100       BBB+           4,979,205
                 Bonds, Series X, 5.500%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.8%

       13,200   Rhode Island Health and Educational Building Corporation,                 5/07 at 102        AAA          11,658,900
                 Hospital Financing Revenue Bonds, Lifespan Obligated
                 Group Issue, Series 1996, 5.250%, 5/15/26

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI) (continued)
                            April 30, 2000
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.1%

$      17,250   South Carolina Jobs and Economic Development Authority,                   2/06 at 102        AAA         $15,244,170
                 Hospital Revenue Bonds (Anderson Area Medical Center, Inc.),
                 Series 1996, 5.250%, 2/01/26


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 8.7%

       15,155   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,      12/00 at 102       Baa1          15,452,038
                 Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

        3,383   Austin Housing Finance Corporation (Texas), Multifamily Housing          12/10 at 105        Aaa           3,762,302
                 Revenue Bonds, Series 2000A (GNMA Collateralized
                 Mortgage Loan - Fairway Village Project), 7.375%, 6/20/35
                 (Alternative Minimum Tax) (DD)

       11,020   Brazos River Authority (Texas), Collateralized Pollution Control          3/01 at 102       BBB+          11,422,230
                 Revenue Bonds (Texas Utilities Electric Company Project),
                 Series 1994A, 7.875%, 3/01/21 (Alternative Minimum Tax)

        7,800   Brazos River Authority (Texas), Revenue Refunding Bonds                   5/08 at 102        AAA           7,021,560
                 (Houston Industries Incorporated Project), Series 1998C,
                 5.125%, 5/01/19

        5,025   Clear Creek Independent School District, Galveston and Harris             2/10 at 100        AAA           5,161,127
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                 Bonds, Series 2000, 6.000%, 2/15/16 (WI)

        5,615   Dallas-Fort Worth International Airport Facility Improvement             11/00 at 102       Baa1           5,727,412
                 Corporation, American Airlines, Inc., Revenue Bonds,
                 Series 1990, 7.500%, 11/01/25 (Alternative Minimum Tax)

       20,000   Dallas-Fort Worth International Airport Facility Improvement             11/02 at 102       Baa1          20,414,000
                 Corporation, American Airlines, Inc., Revenue Bonds,
                 Series 1992, 7.250%, 11/01/30 (Alternative Minimum Tax)

       15,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding             8/04 at 102        AAA          14,683,800
                 Bonds, Series 1994, 5.300%, 8/15/13

       10,000   Harris County Hospital District, Texas, Refunding Revenue                No Opt. Call        AAA          11,192,200
                 Bonds, 7.400%, 2/15/10

       15,000   Harris County (Texas), Housing Finance Corporation, Multifamily          12/10 at 105        N/R          14,981,400
                 Housing Bonds (Coolwood Oaks and Haverstock Hill
                 Apartments), Series A, 8.250%, 12/01/31

       13,190   Texas Department of Housing and Community Affairs, Residential            1/09 at 101        AAA          11,579,501
                 Mortgage Revenue Bonds, Series 1998A, 5.350%, 7/01/30
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.8%

        7,830   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/07 at 101 1/2        AAA           7,422,370
                 1997 Series F, 5.750%, 7/01/28 (Alternative Minimum Tax)

        4,755   Utah Housing Finance Agency, Single Family Mortgage Senior            7/08 at 101 1/2        AAA           4,066,428
                 Bonds, Series 1998F2, 5.100%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 0.9%

       12,510   Vermont Housing Finance Agency, Single Family Housing                 6/07 at 101 1/2        AAA          12,105,552
                 Bonds, Series 9, 5.900%, 5/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.1%

       10,000   Prince William County Service Authority (Virginia), Water                 7/03 at 102        AAA           8,781,900
                 and Sewer System Refunding Revenue Bonds, Series 1993,
                 5.000%, 7/01/21

        5,000   City of Virginia Beach Development Authority, Multifamily                10/14 at 100        N/R           4,846,300
                 Housing Revenue Bonds (Residential Rental Hamptons Project),
                 Series 1999, 7.500%, 10/01/39

        1,000   Virginia Housing Development Authority, Commonwealth                      7/00 at 101        AA+           1,000,480
                 Mortgage Bonds, 1987 Series C, Subseries C-7,
                 8.375%, 1/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 13.6%

                Public Utility District No.1 of Chelan County, Washington,
                Chelan Hydro Consolidated System Revenue Bonds, Series 1997A:
       11,820    5.650%, 7/01/32 (Alternative Minimum Tax)                                7/07 at 102         AA          11,091,415
        8,000    5.650%, 7/01/32 (Alternative Minimum Tax)                                7/07 at 102         AA           7,459,280

       13,450   Public Hospital District No. 2, King County, Washington (Evergreen       12/08 at 101        AAA          11,262,761
                 Community Health Care), Limited Tax General Obligation
                 Bonds, Series 1998, 5.000%, 12/01/28

       15,050   Municipality of Metropolitan Seattle, Washington, Sewer                   1/03 at 102        AAA          13,945,932
                 Refunding Revenue Bonds, Series Z, 5.500%, 1/01/33

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$       6,360   Public Utility District No. 1 of Snohomish County, Washington,            1/03 at 100        AAA         $ 6,284,316
                 Generation System Revenue Bonds, Series 1993, 5.500%, 1/01/14

       10,000   Washington Health Care Facilities, Authority Revenue Bonds,              11/08 at 101        Aaa           8,730,800
                 Series 1998 (Swedish Health Services), 5.125%, 11/15/22

       11,000   Washington Health Care Facilities Authority, Revenue Bonds,               8/13 at 102        AAA           9,155,520
                 Series 1998 (Harrison Memorial Hospital), 5.000%, 8/15/28

       12,950   Washington Public Power Supply System, Nuclear Project                    7/03 at 102        AAA          12,774,528
                 No. 1 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17

       29,870   Washington Public Power Supply System, Nuclear Project                    7/03 at 102        AAA          29,462,275
                 No. 1 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/15

        7,500   Washington Public Power Supply System, Nuclear Project                    7/01 at 100        Aaa           7,618,650
                 No. 2 Refunding Revenue Bonds, Series 1991A, 6.000%, 7/01/12
                 (Pre-refunded to 7/01/01)

       14,440   Washington Public Power Supply System, Nuclear Project                    7/03 at 102        Aa1          14,538,048
                 No. 2 Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/12

        6,770   Washington Public Power Supply System, Nuclear Project                    7/03 at 102        Aa1           6,778,395
                 No. 2 Refunding Revenue Bonds, Series 1993B, 5.625%, 7/01/12

       14,500   Washington Public Power Supply System, Nuclear Project                    7/08 at 102        Aa1          13,525,890
                 No. 2 Refunding Revenue Bonds, Series 1998A, 5.000%, 7/01/12

       22,880   Washington Public Power Supply System, Nuclear Project                    7/03 at 102        Aa1          21,695,502
                 No. 3 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15

        9,350   Washington Public Power Supply System, Nuclear Project                    7/07 at 102        Aa1           8,714,292
                 No. 3 Refunding Revenue Bonds, Series 1997A, 5.250%, 7/01/15

        7,275   Washington Public Power Supply System, Nuclear Project                    7/08 at 102        Aa1           6,512,721
                 No. 3 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.1%

       15,000   West Virginia Housing Development Fund, Housing Finance                   5/02 at 102        AAA          15,629,550
                 Bonds, 1992 Series D, 7.050%, 11/01/24
------------------------------------------------------------------------------------------------------------------------------------
$   1,415,828   Total Investments - (cost $1,409,337,371) - 99.2%                                                      1,377,746,894
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                      10,450,081
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,388,196,975
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a when-issued basis.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)
                            April 30, 2000
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALASKA - 0.4%

$       3,500   Anchorage Parking Authority, Lease Revenue Refunding Bonds,              12/02 at 102         A2         $ 3,644,970
                 6.750%, 12/01/08

          455   City of Valdez, Alaska, Home Mortgage Revenue Refunding                   8/02 at 102         A1             472,636
                 Bonds, 1992 Series, 7.900%, 2/01/10


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 3.1%

        2,850   The Industrial Development Authority of the County of Maricopa            1/07 at 102        AAA           3,002,618
                 (Arizona), Multifamily Housing Revenue Bonds (Place Five and
                 the Greenery Apartments Projects), Series 1996A, 6.625%, 1/01/27

                The Industrial Development Authority of the County of Mohave,
                Hospital System Revenue Refunding Bonds (Medical Environments,
                Inc. and Phoenix Baptist Hospital and Medical Center Inc), Series 1993:
        5,705    6.250%, 7/01/03                                                         No Opt. Call        Aaa           5,869,817
        3,000    6.750%, 7/01/08 (Pre-refunded to 7/01/03)                                7/03 at 102        Aaa           3,206,580

        9,000   City of Phoenix (Arizona), Civic Improvement Corporation,                 7/03 at 102        AAA           9,472,770
                 Wastewater System Lease Revenue Bonds, Series 1993,
                 6.125%, 7/01/14 (Pre-refunded to 7/01/03)

        3,880   City of Phoenix (Arizona), Civic Improvement Corporation,                 7/04 at 102        Aa3           3,232,234
                 Wastewater System Lease Revenue Refunding Bonds,
                 Series 1993, 4.750%, 7/01/23

        4,310   The Industrial Development Authority of the County of Pima                1/02 at 103        AAA           4,568,816
                 (Arizona), Industrial Development Lease Obligation Refunding
                 Revenue Bonds, 1988 Series A (Irvington Project), 7.250%, 7/15/10


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 12.8%

        7,710   State of California, Veterans General Obligation Bonds,                  12/08 at 101        AAA           7,636,138
                 Series BH, 5.250%, 12/01/12 (Alternative Minimum Tax)

                State Public Works Board of the State of California, Lease
                Revenue Bonds (The Trustees of The California State University),
                1992 Series A (Various California State University Projects):
       15,480    6.625%, 10/01/10 (Pre-refunded to 10/01/02)                             10/02 at 102        Aaa          16,506,788
       10,500    6.700%, 10/01/17 (Pre-refunded to 10/01/02)                             10/02 at 102        AAA          11,214,420

        7,150   State Public Works Board of the State of California, Lease               10/04 at 102      A+***           7,706,771
                 Revenue Bonds (The Trustees of the California State
                 University), 1994 Series A (Various California State University
                 Projects), 6.375%, 10/01/19 (Pre-refunded to 10/01/04)

       17,500   State Public Works Board of the State of California, Lease               11/04 at 102        Aaa          19,295,325
                 1994 Series A (California State Prison - Monterey County
                 (Soledad II)), 6.875%, 11/01/14 (Pre-refunded to 11/01/04)

       30,000   Foothill/Eastern Transportation Corridor Agency (California),            No Opt. Call        AAA           8,863,500
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21

        5,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma             12/03 at 102        N/R           4,380,400
                 Linda University Medical Center Project), Series 1993-A,
                 6.500%, 12/01/18

        3,365   Community Redevelopment Financing Authority of the Community              9/02 at 102     N/R***           3,522,146
                 Redevelopment Agency of the City of Los Angeles, California,
                 Pooled Financing Bonds, Series D (Crenshaw Redevelopment
                 Project), 7.000%, 9/01/14 (Pre-refunded to 9/01/02)

        7,000   Los Angeles State Building Authority, Lease Revenue Refunding            No Opt. Call         A+           7,270,760
                 Bonds (State of California Department of General Services
                 Lease), 1993 Series A, 5.625%, 5/01/11

        5,000   Los Angeles County Public Works Finance Authority, Revenue               10/04 at 102      AA***           5,349,400
                 Bonds, Series 1994A (Los Angeles County Regional Park
                 and Open Space District), 6.125%, 10/01/10
                 (Pre-refunded to 10/01/04)

       10,000   Los Angeles County Transportation Commission (California),                7/02 at 102        Aaa          10,643,000
                 Proposition C Sales Tax Revenue Bonds, Second Senior Bonds,
                 Series 1992-A, 6.750%, 7/01/19 (Pre-refunded to 7/01/02)

        2,035   Parlier Redevelopment Agency (Parlier Redevelopment Project),             8/02 at 102     N/R***           2,167,316
                 1992 Tax Allocation Bonds, Series A, 6.750%, 8/01/22
                 (Pre-refunded to 8/01/02)


    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CALIFORNIA (continued)

                Redevelopment Agency of the City and County of San Francisco
                (California), Hotel Tax Revenue Bonds, Series 1994:
$       2,390    6.750%, 7/01/15 (Pre-refunded to 7/01/04)                                7/04 at 102        AAA         $ 2,610,573
          960    6.750%, 7/01/25 (Pre-refunded to 7/01/04)                                7/04 at 102        AAA           1,020,912

        5,905   Redevelopment Agency of the City and County of San Francisco              7/04 at 102        AAA           6,449,972
                 (California), Hotel Tax Revenue Bonds, Series 1994,
                 6.750%, 7/01/25

        5,605   County of San Joaquin, California, Certificates of Participation          4/04 at 102          A           5,698,604
                 (1994 Solid Waste System Facilities Project), 6.600%, 4/01/19


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 7.8%

        9,870   Colorado Health Facilities Authority, Insured Hospital Revenue            2/01 at 102        AAA          10,205,777
                 Bonds (PSL Healthcare System Project), Series 1991A,
                 6.250%, 2/15/21 (Pre-refunded to 2/15/01)

          615   Colorado Housing and Finance Authority, Single Family Program            12/04 at 105        Aa2             649,016
                 Senior Bonds, 1994 Series E, 8.125%, 12/01/24
                 (Alternative Minimum Tax)

                Colorado Housing and Finance Authority, General Obligation
                Bonds, 1994 Series A:
        5,645    6.850%, 8/01/24 (Pre-refunded to 8/01/02)                                8/02 at 102       A***           5,976,418
        1,245    6.875%, 8/01/30 (Pre-refunded to 8/01/02)                                8/02 at 102       A***           1,318,741

        3,240   Colorado Housing and Finance Authority, Single Family Program            12/05 at 105        Aa2           3,410,359
                 Senior Bonds, 1995 Series D, 7.375%, 6/01/26

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
          400    7.750%, 11/15/13 (Alternative Minimum Tax)                              No Opt. Call          A             461,644
        3,155    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)   11/01 at 102        Aaa           3,354,428
       12,115    7.750%, 11/15/21 (Alternative Minimum Tax)                              11/01 at 102          A          12,753,945

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
        1,445    7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)   11/02 at 102        Aaa           1,551,786
        5,635    7.250%, 11/15/23 (Alternative Minimum Tax)                              11/02 at 102          A           5,938,896

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
        2,125    6.750%, 11/15/13 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)   11/02 at 102        Aaa           2,256,878
       16,120    6.750%, 11/15/13 (Alternative Minimum Tax)                              11/02 at 102          A          16,383,240

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
        1,925    8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)   11/01 at 100        Aaa           2,017,670
        5,315    8.000%, 11/15/25 (Alternative Minimum Tax)                              11/01 at 100          A           5,506,181

        1,700   City and County of Denver (Colorado), Multifamily Housing Revenue        10/07 at 102        AAA           1,603,899
                 Bonds (FHA-Insured Mortgage Loan - The Boston Lofts Project),
                 Series 1997A, 5.750%, 10/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.3%

        3,170   Connecticut Housing Finance Authority, Housing Mortgage                   5/06 at 102         AA           3,242,181
                 Finance Program Bonds, 1996 Series C-2, 6.250%, 11/15/18


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.5%

        1,750   Alachua County Health Facilities Authority, Health Facilities            11/00 at 102        AAA           1,814,750
                 Revenue Bonds, Series 1992 (Santa Fe Healthcare Facilities
                 Project), 7.600%, 11/15/13 (Pre-refunded to 11/15/00)

        5,000   Dade County, Florida, Aviation Bonds, Series 1996A,                      10/06 at 102        AAA           4,952,150
                 5.750%, 10/01/18 (Alternative Minimum Tax)

        2,850   State of Florida, Full Faith and Credit, Department of                    7/05 at 101        AAA           2,986,316
                 Transportation, Right-of-Way Acquisition and Bridge Construction
                 Bonds, Series 1995, 5.875%, 7/01/24

       12,500   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium               5/02 at 102     N/R***          13,372,500
                 Project), Series 1992, 7.750%, 5/01/27 (Pre-refunded to 5/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.5%

        5,500   City of Atlanta (Georgia), Water and Sewerage Revenue Bonds,              1/04 at 100        AAA           5,391,210
                 Series 1993, 4.500%, 1/01/18 (Pre-refunded to 1/01/04)

        7,000   Development Authority of Burke County, Georgia, Pollution                 1/03 at 103        AAA           7,711,340
                 Control Revenue Bonds (Oglethorpe Power Corporation
                 Vogtle Project), Series 1992, 8.000%, 1/01/15
                 (Pre-refunded to 1/01/03)

          650   Housing Authority of Fulton County, Georgia, Single Family                9/06 at 102        AAA             652,873
                 Mortgage Revenue Refunding Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1996A, 6.200%, 9/01/27
                 (Alternative Minimum Tax)

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM) (continued)
                            April 30, 2000
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                IDAHO - 0.8%

$       3,315   Idaho Housing Finance Agency, Housing Revenue Bonds                       6/05 at 102         Aa         $ 3,331,542
                 (Park Place Project), 1995 Series A, FHA-Insured Mortgage,
                 6.500%, 12/01/36 (Alternative Minimum Tax)

        2,240   Idaho Housing and Finance Association, Single Family Mortgage             7/06 at 102        Aaa           2,251,066
                 Bonds, 1996 Series G, 6.350%, 7/01/26 (Alternative Minimum Tax)

        2,275   Idaho Housing and Finance Association, Single Family Mortgage             1/10 at 100        Aa2           2,291,153
                 Bonds, 2000 Series B, 6.250%, 7/01/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.1%

        5,000   City of Chicago, General Obligation Bonds (Emergency Telephone            1/03 at 102        AAA           5,172,850
                 System), Series 1993, 5.625%, 1/01/23 (Pre-refunded to 1/01/03)

       17,000   City of Chicago, General Obligation Bonds, Project                        1/02 at 102        AAA          17,650,250
                 Series A of 1992, 6.250%, 1/01/12 (Pre-refunded to 1/01/02)

       18,200   City of Chicago, Illinois, General Obligation Bonds,                      1/06 at 102        AAA          15,943,564
                 Series 1995A-1 Project Bonds, 5.125%, 1/01/25

        1,000   City of Chicago (Illinois), General Obligation Bonds, Project             7/08 at 102        AAA             914,510
                 and Refunding Series 1998, 5.250%, 1/01/20

       22,670   City of Chicago (Illinois), General Obligation Bonds (City Colleges      No Opt. Call        AAA           5,049,062
                 of Chicago Capital Improvement Project), Series 1999,
                 0.000%, 1/01/25

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
       61,300    0.000%, 12/01/20                                                        No Opt. Call        AAA          16,436,982
       23,800    0.000%, 12/01/21                                                        No Opt. Call        AAA           6,823,460

        5,000   Chicago School Reform Board of Trustees of the Board of Education        No Opt. Call        AAA           1,433,500
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1999A, 0.000%, 12/01/20

        8,270   City of Chicago, Illinois, Mortgage Revenue Bonds, Series 1992            6/02 at 102        AAA           8,479,893
                 (FHA-Insured Mortgage Loan - Lakeview Towers Project),
                 6.650%, 12/01/33

        1,175   City of Chicago, Multifamily Housing Revenue Bonds, Series 1997           6/09 at 102        Aaa           1,125,955
                 (GNMA Collateralized - Bryn Mawr/Belle Shores Project),
                 5.800%, 6/01/23 (Alternative Minimum Tax)

        5,500   Chicago Park District, Illinois, General Obligation Capital               1/02 at 102      AA***           5,765,100
                 Improvement Bonds, Aquarium and Museum Bonds,
                 Series 1991, 6.700%, 1/01/11 (Pre-refunded to 1/01/02)

       10,900   Public Building Commission of Chicago (Illinois), Building Revenue       12/03 at 102        AAA          11,353,222
                 Bonds, Series A of 1993 (Board of Education of the City
                 of Chicago), 5.750%, 12/01/18 (Pre-refunded to 12/01/03)

        4,415   City of Chicago, Illinois, Tax Increment Allocation Bonds                 1/07 at 102        N/R           4,501,313
                 (Read-Dunning Redevelopment Project), Series 1996B,
                 7.250%, 1/01/14

        3,530   City of Chicago, Illinois, Tax Increment Allocation Bonds (Sanitary       1/07 at 102        N/R           3,654,044
                 Drainage and Ship Canal Redevelopment Project), Series 1997A,
                 7.750%, 1/01/14

        2,850   City of East St. Louis, Illinois, Mortgage Revenue Refunding              7/03 at 102        AAA           2,912,273
                 Bonds, Series 1994A (FHA-Insured Mortgage Loan - Dawson
                 Manor Apartments, Section 8 Assisted Project), 6.500%, 7/01/24

        6,900   Illinois Health Facilities Authority, Revenue Refunding Bonds,           10/03 at 102         A-           5,937,036
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,           No Opt. Call         A+           2,874,480
                 Series 1993C (Lutheran General HealthSystem), 6.000%, 4/01/18

                Illinois Housing Development Authority, Housing Finance Bonds,
                2000 Series A:
        1,210    5.750%, 9/01/10 (Alternative Minimum Tax)                                3/10 at 100         AA           1,212,602
        1,245    6.200%, 9/01/20 (Alternative Minimum Tax)                                3/10 at 100         AA           1,247,602

       11,510   The Illinois State Toll Highway Authority, Toll Highway                   1/03 at 102     AA-***          12,105,297
                 Priority Revenue Bonds, 1992 Series A, 6.375%, 1/01/15
                 (Pre-refunded to 1/01/03)

          495   Village of Wheeling, Cook and Lake Counties, Illinois,                   11/02 at 102        AAA             506,296
                 Single Family Mortgage Revenue Refunding Bonds, Series 1992,
                 6.850%, 11/01/09

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                INDIANA - 7.7%

$       8,000   East Chicago Elementary School Building Corporation                       1/03 at 102       A***         $ 8,541,520
                 (Lake County, Indiana), First Mortgage Bonds, Series 1992,
                 7.000%, 1/15/16 (Pre-refunded to 1/15/03)

       13,630   Hospital Authority of the City of Fort Wayne, Indiana,                   11/02 at 102      A+***          14,360,977
                 Revenue Bonds, Series 1992 (Parkview Memorial Hospital, Inc.
                 Project), 6.400%, 11/15/22 (Pre-refunded to 11/15/02)

        6,031   City of Greenfield, Indiana, Multifamily Housing Revenue Bonds,          12/05 at 105        Aaa           5,990,653
                 Series 1996A (Pedcor Investments, 1988-V, L.P. Project),
                 6.200%, 12/01/28 (Alternative Minimum Tax)

       10,675   Highland School Building Corporation (Highland, Indiana),                 1/02 at 102        AAA          11,212,059
                 First Mortgage Bonds, Series 1992A, 6.750%, 1/15/20
                 (Pre-refunded to 1/15/02)

        8,200   Indiana Bond Bank, State Revolving Fund Program Bonds,                    2/03 at 102        AAA           8,543,990
                 Series 1993A Guarantee Revenue Bonds, 6.250%, 2/01/09

        2,875   Indiana Bond Bank, State Revolving Fund Program Bonds,                    2/05 at 102        AAA           3,028,036
                 Series 1994B Guarantee Revenue Bonds, 6.750%, 2/01/17

        3,500   Indiana Bond Bank, Special Program Bonds, Series 2000A                    2/10 at 101        AAA           3,511,235
                 (City of East Chicago Facilities Building Corporation Project),
                 6.125%, 2/01/25

        6,000   Indiana Development Finance Authority, Environmental                      2/03 at 102        AAA           5,650,440
                 Revenue Bonds, Series 1993B (PSI Energy, Inc.),
                 5.750%, 2/15/28 (Alternative Minimum Tax)

        5,250   Indiana Transportation Finance Authority, Aviation Technology             3/03 at 102         AA           5,352,848
                 Center Lease Revenue Bonds, Series A, 6.500%, 3/01/18

        5,905   Muncie School Building Corporation, First Mortgage Bonds,                 7/01 at 102     N/R***           6,151,298
                 Series 1992, 6.625%, 7/15/14 (Pre-refunded to 7/15/01)


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.3%

        1,335   Johnson County, Kansas, Single Family Mortgage Revenue                    5/04 at 103         A2           1,384,061
                 Refunding Bonds, Series 1994, 7.100%, 5/01/12

        1,535   Sedgwick County, Kansas and Shawnee County, Kansas,                      No Opt. Call        Aaa           1,612,211
                 Collateralized Single Family Mortgage Refunding Revenue
                 Bonds (GNMA Certificates), Series 1994A1, 7.900%, 5/01/24
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.6%

        5,780   Kentucky Housing Corporation, Housing Revenue Bonds,                      7/06 at 102        AAA           5,865,660
                 1996 Series A, 6.375%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.8%

        3,835   Bossier Public Trust Financing Authority, Single Family Mortgage          8/05 at 102        AAA           3,771,339
                 Revenue Refunding Bonds, Series 1995B, 6.125%, 8/01/28

       12,505   East Baton Rouge Mortgage Finance Authority, Single Family               10/05 at 102        Aaa          12,504,250
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Series 1994C, 6.350%, 10/01/28
                 (Alternative Minimum Tax)

        4,980   New Orleans Home Mortgage Authority, Single Family                        6/05 at 102        Aaa           5,090,855
                 Mortgage Revenue Bonds, Series 1995A, 6.300%, 6/01/28
                 (Alternative Minimum Tax)

        4,360   Orleans Levee District (A Political Subdivision of the State             12/05 at 103        AAA           4,464,771
                 of Louisiana), Public Improvement Bonds, Series 1986,
                 5.950%, 11/01/15


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 1.0%

        1,065   Maine State Housing Authority, Mortgage Purchase Bonds,                  11/05 at 102         AA           1,067,492
                 1995 Series B-2, 6.300%, 11/15/26 (Alternative Minimum Tax)

        7,925   Maine State Housing Authority, Mortgage Purchase Bonds,                   8/02 at 102        Aa2           7,950,836
                 1990 Series A-4, 6.400%, 11/15/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.1%

          965   Community Development Administration, Department of Housing               5/03 at 102        Aa2             991,740
                 and Community Development, State of Maryland, Multifamily
                 Housing Revenue Bonds (Insured Mortgage Loans),
                 1993 Series C, 6.625%, 5/15/23

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM) (continued)
                            April 30, 2000
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.7%

$       3,080   Massachusetts Industrial Finance Agency, Revenue Bonds                    3/06 at 102        AAA         $ 2,958,278
                  (College of the Holy Cross - 1996 Issue), 5.625%, 3/01/26

        3,605   Massachusetts Water Resources Authority, General Revenue                 12/04 at 102        AAA           3,325,540
                 Bonds, 1993 Series C, 5.250%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.4%

        8,000   Michigan State Hospital Finance Authority, Hospital Revenue              11/03 at 102        AAA           7,732,320
                 Refunding Bonds (Oakwood Hospital Obligated Group),
                 Series 1993A, 5.625%, 11/01/18

        5,285   Michigan State Housing Development Authority, Rental Housing             10/02 at 102        AA-           5,459,881
                 Revenue Bonds, 1992 Series A, 6.650%, 4/01/23


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.3%

        3,560   Housing and Redevelopment Authority of the City of St. Paul,             12/02 at 102       BBB+           3,486,344
                 Minnesota and City of Minneapolis, Minnesota, Health Care
                 Facility Revenue Bonds, Series 1992 (Group Health Plan, Inc.
                 Project), 6.900%, 10/15/22

        3,140   Minnesota Housing Finance Agency, Rental Housing Bonds,                   2/05 at 102        AAA           3,105,774
                 1995 Series D, 5.950%, 2/01/18

        4,590   Minnesota Housing Finance Agency, Single Family Mortgage                  1/06 at 102         AA           4,653,663
                 Bonds, 1996 Series G, 6.250%, 7/01/26 (Alternative Minimum Tax)

        2,000   Southern Minnesota Municipal Power Agency, Power Supply                   1/03 at 102        Aaa           2,056,220
                 System Revenue Bonds, Series 1992B, 5.750%, 1/01/11

        2,350   Washington County Housing and Redevelopment Authority,                    1/03 at 102        BBB           2,392,418
                 Pooled Housing and Redevelopment Limited Annual Appropriation
                 Tax and Revenue Bonds (Pooled Refunding Project), Series 1992,
                 7.200%, 1/01/22

        5,170   Washington County Housing and Redevelopment Authority,                   12/02 at 100      A3***           5,483,922
                 Lease Revenue Bonds (South Washington County Schools
                 Project), Series 1992, 7.400%, 12/01/14 (Pre-refunded to 12/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.4%

        4,000   Mississippi Hospital Equipment and Facilities Authority, Revenue         10/02 at 102        AAA           4,181,960
                 Bonds, Series 1992A (Wesley Health Systems),
                 6.050%, 4/01/12 (Pre-refunded to 10/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.8%

        5,500   The Industrial Development Authority of the City of St. Louis,           12/02 at 102        N/R           5,692,720
                 Missouri, Industrial Revenue Refunding Bonds (Kiel Center
                 Multipurpose Arena Project), Series 1992, 7.625%, 12/01/09
                 (Alternative Minimum Tax)

       11,000   St. Louis Municipal Finance Corporation, Leasehold Revenue                7/03 at 102        AAA          11,153,340
                 Refunding Bonds, 6.000%, 7/15/13


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 0.4%

        4,000   Clark County, Nevada, Industrial Development Revenue                      6/02 at 102        AAA           4,156,240
                 Bonds (Nevada Power Company Project), Series 1992A,
                 6.700%, 6/01/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.5%

        4,505   New Hampshire Higher Educational and Health Facilities Authority,         7/00 at 101       BBB+           4,601,542
                 Hospital Revenue Bonds, Catholic Medical Center Issue,
                 Series 1989, 8.000%, 7/01/04


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.3%

        4,500   New Jersey Economic Development Authority, Insured Revenue                5/05 at 102        AAA           4,769,595
                 Bonds (Educational Testing Service Issue), Series 1995A,
                 6.000%, 5/15/25

        8,720   New Jersey Housing and Mortgage Finance Agency,                      11/07 at 101 1/2        AAA           8,037,573
                 Multifamily Housing Revenue Bonds, 1997 Series A,
                 5.650%, 5/01/40 (Alternative Minimum Tax)

        4,145   New Jersey Housing and Mortgage Finance Agency,                          11/02 at 102         A+           4,325,432
                 Housing Revenue Refunding Bonds, 1992 Series One,
                 6.700%, 11/01/28

        1,000   Toms River Board of Education, General Obligation Bonds,                  7/07 at 100        AAA           1,040,260
                 Series 1997, 5.750%, 7/15/21 (Pre-refunded to 7/15/07)

        3,820   The Union County Utilities Authority (New Jersey), Solid Waste            6/08 at 101        AAA           3,528,190
                 Bonds, County Deficiency Agreement, Series 1998A,
                 5.350%, 6/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.4%

        3,875   New Mexico Mortgage Finance Authority, Single Family                      7/05 at 102        AAA           3,907,899
                 Mortgage Program Bonds, 1995 Series E, 6.300%, 7/01/17
                 (Alternative Minimum Tax)

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK - 16.5%

$      22,400   Long Island Power Authority (New York), Electric System General           6/08 at 101        AAA         $19,852,224
                 Revenue Bonds, Series 1998A, 5.125%, 12/01/22

                Long Island Power Authority (New York), Electric System General
                Revenue Bonds, Series 2000A:
       10,000    0.000%, 6/01/22 (WI)                                                    No Opt. Call        AAA           2,688,700
       15,000    0.000%, 6/01/23 (WI)                                                    No Opt. Call        AAA           3,791,850

        7,695   The City of New York, General Obligation Bonds,                          No Opt. Call         A-           8,036,966
                 Fiscal 1995 Series E, 6.600%, 8/01/03

       17,365   The City of New York, General Obligation Bonds,                          No Opt. Call         A-          18,789,277
                 Fiscal 1996 Series F, 7.000%, 2/01/06

       11,130   The City of New York, General Obligation Bonds,                       3/06 at 101 1/2         A-          11,129,110
                 Fiscal 1996 Series I, 5.875%, 3/15/18

                The City of New York, General Obligation Bonds, Fiscal 1996
                Series J (Subseries J-1):
        9,000    5.875%, 2/15/19                                                      2/06 at 101 1/2         A-           8,959,590
        3,820    5.500%, 2/15/26                                                      2/06 at 101 1/2         A-           3,544,616

        4,250   The City of New York, General Obligation Bonds,                       8/06 at 101 1/2         A-           4,179,450
                 Fiscal 1997 Series E, 5.875%, 8/01/24

                The City of New York, General Obligation Bonds, Fiscal 1993 Series A:
        3,140    6.375%, 8/01/08 (Pre-refunded to 8/01/02)                            8/02 at 101 1/2        Aaa           3,288,742
        6,860    6.375%, 8/01/08                                                      8/02 at 101 1/2         A-           7,137,007
          660    6.500%, 8/01/11 (Pre-refunded to 8/01/02)                            8/02 at 101 1/2        Aaa             692,941
        1,340    6.500%, 8/01/11                                                      8/02 at 101 1/2         A-           1,397,633

                The City of New York, General Obligation Bonds, Fiscal 1997 Series I:
        6,950    6.250%, 4/15/27 (Pre-refunded to 4/15/07)                                4/07 at 101      A-***           7,447,551
        5,070    6.250%, 4/15/27                                                          4/07 at 101         A-           5,165,164

                The City of New York, New York, General Obligation Bonds, Fiscal
                1995 Series D:
          285    6.600%, 2/01/03                                                         No Opt. Call      A-***             296,548
       10,465    6.600%, 2/01/03                                                         No Opt. Call         A-          10,863,403

        1,370   New York City Municipal Water Finance Authority, Water and                6/07 at 101        AAA           1,294,431
                 Sewer System Revenue Bonds, Fiscal 1997 Series B,
                 5.500%, 6/15/27

        3,150   New York City, New York, Municipal Water Finance Authority,               6/05 at 101        AAA           3,129,273
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25

        4,000   The Trust for Cultural Resources of The City of New York,                 4/07 at 101        AAA           3,862,040
                 Revenue Bonds, Series 1997A (American Museum of Natural
                 History), 5.650%, 4/01/27

        2,500   Dormitory Authority of the State of New York, City University             7/06 at 102          A           2,498,300
                 System Consolidated Revenue Bonds, 1996 Series 2,
                 6.000%, 7/01/20

       17,450   New York State Energy Research and Development Authority,                12/01 at 101        AAA          17,694,475
                 Facilities Revenue Bonds, Series 1992B (Consolidated Edison
                 Company of New York, Inc. Project), 6.375%, 12/01/27
                 (Alternative Minimum Tax)

        7,635   New York State Medical Care Facilities Finance Agency, Mercy              5/05 at 102        AA-           8,017,437
                 Medical Center Project Revenue Bonds, 1995 Series A,
                 5.875%, 11/01/15


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.4%

        7,000   County of Cumberland, North Carolina, Hospital Facility                  10/09 at 101         A-           6,038,550
                 Revenue Bonds (Cumberland County Hospital System Inc.),
                 Series 1999 (Cape Fear Valley Health System),
                 5.250%, 10/01/19

        5,185   City of Durham, Urban Redevelopment Mortgage Revenue                      8/07 at 105        AAA           5,478,367
                 Bonds (Durham Hosiery Mill Project) (FHA-Insured), Series 1987,
                 7.500%, 8/01/29 (Alternative Minimum Tax)

        1,765   North Carolina Housing Finance Agency, Single Family Revenue              3/06 at 102         AA           1,784,256
                 Bonds, Series JJ (1985 Resolution), 6.450%, 9/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.4%

        4,035   Mercer County, North Dakota, Pollution Control Revenue Bonds          7/00 at 102 1/2          A           4,138,861
                 (Basin Electric Power Cooperative-Antelope Valley Station),
                 1984 Series B, 7.000%, 1/01/19


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.8%

        2,000   Ohio Housing Finance Agency, Multifamily Housing Mortgage                 1/08 at 102        Aa2           1,768,940
                 Revenue Bonds, Series 1998B-1 (FHA-Insured Mortgage Loan -
                 Courtyards of Kettering Project), 5.550%, 1/01/40
                 (Alternative Minimum Tax)

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM) (continued)
                            April 30, 2000

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                OHIO (continued)

$       5,250   State of Ohio, Ohio Air Quality Development Authority, Air Quality        4/07 at 102        AAA         $ 4,979,258
                 Development Revenue Bonds (JMG Funding, Limited
                 Partnership Project), Series 1997, 5.625%, 1/01/23
                 (Alternative Minimum Tax)

        5,000   Ohio Water Development Authority, State of Ohio, Collateralized           8/02 at 102         A2           5,027,650
                 Water Development Revenue Refunding Bonds,
                 1992 Series A (The Dayton Power and Light Company Project),
                 6.400%, 8/15/27

        6,750   Ohio Water Development Authority, State of Ohio, Solid                    9/08 at 102        N/R           5,348,160
                 Waste Disposal Revenue Bonds (Bay Shore Power Project),
                 Convertible Series 1998B, 5.875%, 9/01/20
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.6%

        1,430   Oklahoma Housing Finance Agency, Single Family Mortgage                   9/09 at 101        Aaa           1,442,784
                 Revenue Bonds (Homeownership Loan Program), 2000 Series A-2,
                 6.350%, 9/01/27 (Alternative Minimum Tax)

        1,000   Tulsa County Industrial Authority (Tulsa, Oklahoma), Recreational         9/02 at 102         A-           1,042,500
                 Facilities Revenue Bonds, Refunding Series 1992,
                 6.600%, 9/01/08

        2,990   Tulsa County Public Facilities Authority (Tulsa, Oklahoma),              11/02 at 102          A           3,121,829
                 Recreational Facility Refunding Revenue Bonds,
                 Series 1992, 6.600%, 11/01/08


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 2.5%

       13,350   State of Oregon, General Obligation, Elderly and Disabled                 8/02 at 102         AA          13,672,403
                 Housing Bonds, 1992 Series B, 6.375%, 8/01/24

        5,450   State of Oregon, General Obligation Veterans Welfare Bonds,              10/05 at 102         AA           5,492,837
                 Series 75, 6.000%, 4/01/27

        1,750   State of Oregon, Housing and Community Services Department,           7/07 at 101 1/2        Aa2           1,656,165
                 Mortgage Revenue Bonds (Single Family Mortgage Program),
                 1997 Series H, 5.650%, 7/01/28 (Alternative Minimum Tax)

        2,835   City of Portland, Oregon, Limited Tax Improvement Bonds,                  6/06 at 100         Aa           2,839,905
                 1996 Series A, 5.550%, 6/01/16


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.4%

        2,400   Beaver County Industrial Development Authority (Pennsylvania),            7/05 at 102          A           2,622,312
                 Collateralized Pollution Control Revenue Refunding Bonds,
                 Series 1995-A (The Cleveland Electric Illuminating Company -
                 Beaver Valley Project), 7.750%, 7/15/25

        1,000   Delaware Valley Regional Finance Authority, Local Government             No Opt. Call        AAA             970,750
                 Revenue Bonds, Series 1997B, 5.700%, 7/01/27


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.6%

        5,000   Commonwealth of Puerto Rico, Public Improvement Refunding                 7/08 at 101        AAA           4,059,200
                 Bonds, Series 1998 (General Obligation Bonds), 4.500%, 7/01/23

        1,375   Puerto Rico Electric Power Authority, Power Revenue Bonds,                7/05 at 100       BBB+           1,304,078
                 Series X, 5.500%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.2%

        2,135   School District No. 4 of Lexington County, South Carolina,                7/04 at 102       Baa2           2,243,138
                 Certificates of Participation, Series 1994, 7.000%, 7/01/12


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 1.2%

                South Dakota Building Authority, Revenue Bonds, Series 1992:
          510    6.700%, 9/01/17 (Pre-refunded to 9/01/02)                                9/02 at 102        AAA             540,365
        9,860    6.700%, 9/01/17 (Pre-refunded to 9/01/04)                                9/04 at 100        AAA          10,404,272


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.6%

                The Health and Educational Facilities Board of the City of
                Johnson City, Tennessee, Hospital Revenue Refunding and
                Improvement Bonds, Series 1998C (Johnson City Medical Center
                Hospital):
        2,740    5.125%, 7/01/25 (Pre-refunded to 7/01/23)                                7/23 at 100        AAA           2,481,399
        2,110    5.125%, 7/01/25                                                          1/09 at 101        AAA           1,898,051

        1,500   Memphis-Shelby County Airport Authority (Tennessee), Airport              3/10 at 101        AAA           1,509,960
                 Revenue Bonds, Series 1999D, 6.000%, 3/01/19
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 2.2%

        1,000   Baytown Housing Finance Corporation, Single Family Mortgage               9/02 at 103        Aa2           1,109,760
                 Revenue Refunding Bonds, Series 1992-A, 8.500%, 9/01/11

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       3,000   Brazos River Authority (Texas), Revenue Refunding Bonds                  No Opt. Call        AAA         $ 2,633,760
                 (Houston Lighting and Power Company Project), Series 1998,
                 5.050%, 11/01/18 (Alternative Minimum Tax)

        1,635   Garland Independent School District (Dallas County, Texas),               2/07 at 100        AAA           1,370,408
                 School Building Unlimited Tax Bonds, Series 1997-A,
                 4.000%, 2/15/15

        1,220   Hidalgo County Housing Finance Corporation (Florida),                     4/04 at 102        Aaa           1,247,718
                 Single Family Mortgage Revenue Bonds (GNMA and FNMA
                 Collateralized), Series 1994A, 7.000%, 10/01/27
                 (Alternative Minimum Tax)

        1,385   Houston Independent School District Public Facility Corporation          No Opt. Call        AAA             641,961
                 (Harris County, Texas), Lease Revenue Bonds (Cesar E. Chavez
                 High School), Series 1998A, 0.000%, 9/15/13

        6,630   Houston Independent School District Public Facility Corporation          No Opt. Call        AAA           3,073,071
                 (Harris County, Texas), Lease Revenue Bonds (West Side
                 High School), Series 1998B, 0.000%, 9/15/13

        1,000   Humble Independent School District (Harris County, Texas),                2/10 at 100        AAA             751,770
                 Unlimited Tax Schoolhouse Bonds, Series II 1997, 3.500%, 2/15/18

        1,835   Port Arthur Housing Finance Corporation, Single Family Mortgage           9/02 at 103          A           2,019,711
                 Revenue Refunding Bonds, Series 1992, 8.700%, 3/01/12

        7,490   State of Texas, Veterans Housing Assistance Bonds, Series 1993,          12/03 at 102        Aa1           7,731,103
                 General Obligation Bonds, 6.800%, 12/01/23
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.5%

        6,000   Redevelopment Agency of Salt Lake County, Utah, Central                   3/02 at 102          A           5,984,700
                 Business District Neighborhood Redevelopment, Junior Lien
                 Tax Increment Bonds, Series 1992A, 5.800%, 3/01/15

        1,890   Utah Housing Finance Agency, Single Family Mortgage Bonds,                7/04 at 102        AAA           1,912,756
                 1994 Issue B (Federally Insured or Guaranteed Mortgage Loans),
                 6.450%, 7/01/14

        1,225   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/07 at 101 1/2        AAA           1,218,704
                 1997 Series E2 Class I, 5.875%, 1/01/19
                 (Alternative Minimum Tax)

        1,530   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/09 at 101 1/2        AAA           1,465,615
                 1997 Series C, 5.600%, 7/01/18 (Alternative Minimum Tax)

        3,000   Municipal Building Authority of Weber County, Utah, Lease                12/04 at 102        AAA           3,357,390
                 Revenue Bonds, Series 1994, 7.500%, 12/15/19
                 (Pre-refunded to 12/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 0.7%

        6,620   Vermont Housing Finance Agency, Single Family Housing                     5/02 at 102         A+           6,663,623
                 Bonds, Series 4, 6.400%, 11/01/25


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.9%

        7,000   The County Commission of Harrison County, West Virginia,                  5/03 at 102        AAA           7,061,180
                 Solid Waste Disposal Revenue Bonds (The Potomac Edison
                 Company Harrison Station Project), Series B, 6.250%, 5/01/23
                 (Alternative Minimum Tax)

        1,000   The County Commission of Pleasants County, West Virginia,                 4/09 at 101        AAA             918,250
                 Pollution Control Revenue Bonds  (West Penn Power Company,
                 Pleasants Station Project), 1999 Series E, 5.500%, 4/01/29
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.2%

        7,740   Wisconsin Housing and Economic Development Authority,                     1/05 at 102         AA           7,945,182
                 Home Ownership Revenue Bonds, 1995 Series B,
                 7.100%, 9/01/15 (Alternative Minimum Tax)

        3,215   Wisconsin Health and Educational Facilities Authority,                    2/07 at 102        AAA           3,106,300
                 Revenue Bonds, Series 1997 (Marshfield Clinic Project),
                 5.625%, 2/15/17
------------------------------------------------------------------------------------------------------------------------------------
$   1,040,636   Total Investments - (cost $906,011,528) - 98.7%                                                          925,222,778
=============   --------------------------------------------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM) (continued)
                            April 30, 2000
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.4%

$       3,000   Port Authority of Cincinnati and Hamiltion County, Daily                                  VMIG-1         $ 3,000,000
                 Adjustable Economic Development Revenue Bonds (Kenwood
                 Office Associates Project), Series 1985, Variable Rate
                 Demand Bonds, 6.100%, 9/01/25+

          500   The City of New York, General Obligation Bonds, Fiscal                                    VMIG-1             500,000
                 1995 Series B, Variable Rate Demand Bonds,
                 5.850%, 8/15/05+
------------------------------------------------------------------------------------------------------------------------------------
$       3,500   Total Short-Term Investments - (cost $3,500,000)                                                           3,500,000
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                       8,546,598
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $937,269,376
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)
                            April 30, 2000
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.3%

$       8,000   Alabama Higher Education Loan Corporation, Student Loan                  No Opt. Call        AAA         $ 8,126,160
                 Revenue Refunding Bonds, Series 1994-D, 5.850%, 9/01/04
                 (Alternative Minimum Tax)

       11,745   Alabama Special Care Facilities Financing Authority of Birmingham,       11/05 at 101        Aaa          10,352,865
                 Hospital Revenue Bonds (Daughters of Charity National
                 Health System - Providence Hospital and St. Vincent's
                 Hospital), Series 1995, 5.000%, 11/01/25

       11,000   The DCH Health Care Authority, Health Care Facilities                    12/02 at 102         A+           9,965,120
                 Revenue Bonds, Series 1993-B, 5.750%, 6/01/23

       11,000   Jefferson County, Alabama, Sewer Revenue Capital                          2/09 at 101        AAA          10,597,620
                 Improvement Warrants, Series 1999-A, 5.750%, 2/01/38


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.1%

          420   Arkansas Development Finance Authority, Single Family                     8/01 at 103         AA             439,026
                 Mortgage Revenue Refunding Bonds, 1991 Series A (FHA-Insured
                 or VA Guaranteed Mortgage Loans), 8.000%, 8/15/11

          325   City of Jacksonville, Arkansas, Residential Housing Facilities            7/03 at 103        Aaa             342,297
                 Board, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1993A, 7.900%, 1/01/11

          523   Residential Housing Facilities Board of Lonoke County, Arkansas,          4/05 at 103        Aaa             546,754
                 Single Family Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 4/01/11


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 2.8%

        4,780   Foothill/Eastern Transportation Corridor Agency (California),            No Opt. Call        AAA           2,244,545
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/14

                Community Redevelopment Financing Authority of the City of Los
                Angeles, California, Grand Central Square Multifamily Housing
                Bonds, 1993 Series A:
          500    5.750%, 12/01/13 (Alternative Minimum Tax)                               6/03 at 102         BB             467,315
        3,705    5.900%, 12/01/26 (Alternative Minimum Tax)                               5/00 at 100          A           3,506,968

        4,500   Los Angeles County Transportation Commission (California),                7/02 at 102        Aaa           4,789,350
                 Proposition C Sales Tax Revenue Bonds, Second Senior Bonds,
                 Series 1992-A, 6.750%, 7/01/19 (Pre-refunded to 7/01/02)

        1,715   Housing Authority of the County of Merced (California),                   1/04 at 102        Aaa           1,657,342
                 Multifamily Housing Refunding Revenue Bonds, Series 1993A
                 (Belmont Park Apartments Project), 5.875%, 1/01/19

        2,500   Transmission Agency of Northern California, California-Oregon             5/02 at 102        AAA           2,614,375
                 Transmission Project, Revenue Bonds, 1992 Series A,
                 6.500%, 5/01/16

        5,000   Airports Commission, City and County of San Francisco, California,        5/04 at 101        AAA           5,085,400
                 San Francisco International Airport, Second Series Revenue
                 Bonds, Issue 8, 6.300%, 5/01/25 (Alternative Minimum Tax)

        3,545   Redevelopment Agency of the City of San Leandro, Plaza 1                  6/03 at 102         A-           3,553,969
                 and Plaza 2 Redevelopment Projects, 1993 Tax Allocation
                 Bonds, Series A, 6.125%, 6/01/23

        1,945   South Gate Public Financing Authority (Los Angeles County,               No Opt. Call        AAA           2,107,349
                 California), Water Revenue Refunding Bonds, 1996 Series A,
                 6.000%, 10/01/12


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.0%

        4,000   Colorado Housing and Finance Authority, Single Family Program            10/09 at 105        Aa2           4,268,840
                 Bonds, 1999 Series C-3, Senior Bonds, 6.750%, 10/01/21

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1991D:
        6,000    7.500%, 11/15/02 (Alternative Minimum Tax)                              11/01 at 102          A           6,298,080
        3,040    7.750%, 11/15/13 (Alternative Minimum Tax)                              No Opt. Call          A           3,508,494
          865    7.750%, 11/15/21 (Alternative Minimum Tax)                              11/01 at 102        Aaa             919,677
                 (Pre-refunded to 11/15/01)
        3,280    7.750%, 11/15/21 (Alternative Minimum Tax)                              11/01 at 102          A           3,452,987
          210    7.000%, 11/15/25 (Alternative Minimum Tax)                              11/01 at 100        Aaa             217,106
                 (Pre-refunded to 11/15/01)
          790    7.000%, 11/15/25 (Alternative Minimum Tax)                              11/01 at 100          A             793,966

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT) (continued)
                            April 30, 2000

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COLORADO (continued)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
$       1,100    6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)   11/02 at 102        Aaa         $ 1,168,266
        4,140    6.750%, 11/15/22 (Alternative Minimum Tax)                              11/02 at 102          A           4,163,846

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1990A:
          405    8.500%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/00)   11/00 at 102        Aaa             421,751
        3,695    8.500%, 11/15/23 (Alternative Minimum Tax)                              11/00 at 102          A           3,828,242
          115    8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/00)   11/00 at 102        Aaa             119,472
        1,190    8.000%, 11/15/25 (Alternative Minimum Tax)                              11/00 at 102          A           1,229,746

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
        5,000    8.750%, 11/15/05 (Alternative Minimum Tax)                              11/01 at 102          A           5,321,750
          315    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)   11/01 at 102        Aaa             339,435
          885    8.750%, 11/15/23 (Alternative Minimum Tax)                              11/01 at 102          A             942,808


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.6%

        3,000   Connecticut Housing Finance Authority, Housing Mortgage Finance           5/06 at 102         AA           3,068,310
                 Program Bonds, 1996 Series C-2, 6.250%, 11/15/18

        2,400   Connecticut Development Authority, Water Facilities Revenue              12/03 at 102        AAA           2,517,816
                 Refunding Bonds (The Connecticut Water Company Project),
                 1993 Series, 6.650%, 12/15/20


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 4.1%

        6,000   District of Columbia (Washington, D.C.), General Obligation              No Opt. Call        AAA           6,034,260
                 Refunding Bonds, Series 1993B, 5.500%, 6/01/10

        3,240   District of Columbia, Hospital Revenue Refunding Bonds (Medlantic         8/02 at 102      A-***           3,412,368
                 Healthcare Group, Inc. Issue), Series 1992B, 6.750%, 8/15/07
                 (Pre-refunded to 8/15/02)

        4,250   District of Columbia, Hospital Revenue Refunding Bonds (Medlantic         8/06 at 102        AAA           4,314,558
                 Healthcare Group, Inc. Issue), Series 1993A, 5.750%, 8/15/14

                District of Columbia (Washington, D.C.), General Obligation
                Refunding Bonds, Series 1993A:
          700    6.000%, 6/01/07                                                         No Opt. Call        AAA             734,300
        8,800    6.000%, 6/01/07                                                         No Opt. Call        AAA           9,172,856

                District of Columbia (Washington, D.C.), General Obligation Bonds,
                Series 1993E:
          185    6.000%, 6/01/09 (Pre-refunded to 6/01/03)                                6/03 at 102        AAA             193,379
        4,815    6.000%, 6/01/09                                                          6/03 at 102        AAA           4,956,946

        3,595   District of Columbia Housing Finance Agency, Collateralized              12/04 at 103        AAA           3,608,302
                 Single Family Mortgage Revenue Bonds, Series 1988F-1,
                 5.850%, 12/01/14 (Alternative Minimum Tax)

        4,500   District of Columbia, University Revenue Refunding Bonds                 10/02 at 102        AAA           4,775,985
                 (The Howard University Issue), Series 1992A, 6.750%, 10/01/12
                 (Pre-refunded to 10/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.9%

        9,500   City of Sunrise, Florida, Utility System Revenue Refunding Bonds,        10/18 at 100        AAA           8,346,890
                 Series 1998, 5.000%, 10/01/28


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.1%

        3,400   City of Atlanta (Georgia), Water and Wastewater Revenue Bonds,           No Opt. Call        AAA           3,303,848
                 Series 1999A, 5.500%, 11/01/22

        1,880   Development Authority of Burke County, Georgia, Pollution                No Opt. Call        AAA           1,951,459
                 Control Revenue Bonds (Oglethorpe Power Corporation,
                 Vogtle Project), Series 1992, 7.500%, 1/01/03

        2,880   Municipal Electric Authority of Georgia, General Power                   No Opt. Call          A           3,504,902
                 Revenue Bonds, 1992B Series, 8.250%, 1/01/11

        4,185   Municipal Electric Authority of Georgia, Power Revenue                   No Opt. Call        AAA           4,945,373
                 Bonds, Series EE, 7.250%, 1/01/24

        5,500   Municipal Electric Authority of Georgia, General Power                   No Opt. Call        AAA           5,531,625
                 Revenue Bonds, 1993B Series, 5.700%, 1/01/19

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HAWAII - 0.7%

$       1,500   State of Hawaii, Airports System Revenue Bonds, Series of 1990            7/00 at 102        AAA         $ 1,535,865
                 (Payable Solely from the Receipts of the Aviation Fuel Tax and the Revenues of the State of Hawaii Airports System),
                 7.300%, 7/01/20 (Alternative Minimum Tax)

                City and County of Honolulu, Hawaii, General Obligation Bonds,
                Refunding and Improvement Series 1993B:
        1,580    5.000%, 10/01/13                                                        No Opt. Call        Aaa           1,526,722
        3,420    5.000%, 10/01/13                                                        No Opt. Call        AA-           3,254,335


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 13.8%

        4,000   Board of Education of the City of Chicago, General Obligation            No Opt. Call        AAA           4,288,600
                 Lease Certificates, 1992 Series A, 6.250%, 1/01/15

        5,000   City of Chicago (Illinois), Sales Tax Revenue Bonds,                      7/08 at 102        AAA           4,444,050
                 Series 1998, 5.250%, 1/01/28

                City of Chicago (Illinois), Senior Lien Water Revenue Bonds,
                Series 2000:
        7,555    0.000%, 11/01/13 (WI)                                                   No Opt. Call        AAA           3,494,490
        7,550    0.000%, 11/01/14 (WI)                                                   No Opt. Call        AAA           3,275,266
        7,555    0.000%, 11/01/15 (WI)                                                   No Opt. Call        AAA           3,061,664
        7,555    0.000%, 11/01/16 (WI)                                                   No Opt. Call        AAA           2,856,168

                Cook County School District 99 (Cicero), General Obligation
                School Bonds, Series 1997:
        1,345    8.500%, 12/01/12                                                        No Opt. Call        Aaa           1,711,580
        1,455    8.500%, 12/01/13                                                        No Opt. Call        Aaa           1,868,074
        1,685    8.500%, 12/01/15                                                        No Opt. Call        Aaa           2,178,250

        6,205   Illinois Development Finance Authority, Revenue Bonds                     4/11 at 105        Aaa           6,866,577
                 (Greek American Nursing Home Project), Series 2000A,
                 7.600%, 4/20/40 (WI)

        2,685   Illinois Development Finance Authority, Child Care Facility               9/02 at 102        N/R           2,703,258
                 Revenue Bonds, Series 1992 (Illinois Facilities Fund Project),
                 7.400%, 9/01/04

        2,240   Illinois Educational Facilities Authority, Revenue Bonds,                 7/00 at 100        AAA           2,449,731
                 Chicago College of Osteopathic Medicine, Series A,
                 8.750%, 7/01/05

       10,360   Illinois Educational Facilities Authority, Revenue Refunding              7/01 at 102      A1***          10,850,753
                 Bonds, Loyola University of Chicago, Series 1991-A ,
                 7.125%, 7/01/21 (Pre-refunded to 7/01/01)

        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,           10/03 at 102         A-           2,581,320
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

        2,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992          7/02 at 102    Baa2***           2,115,720
                 (Trinity Medical Center), 7.000%, 7/01/12 (Pre-refunded to 7/01/02)

                Illinois Health Facilities Authority, Revenue Refunding Bonds,
                Series 1993C (Lutheran General Health System):
        5,705    7.000%, 4/01/08                                                         No Opt. Call         A+           6,170,072
        4,075    7.000%, 4/01/14                                                         No Opt. Call         A+           4,494,358

        8,190   Illinois Housing Development Authority, Multifamily Program Bonds,        9/04 at 102         A+           8,514,570
                 Series 5, 6.650%, 9/01/14

        3,410   Illinois Housing Development Authority, Section 8 Elderly Housing        11/02 at 102          A           3,467,220
                 Revenue Bonds (Skyline Towers Apartments), Series 1992B,
                 6.875%, 11/01/17

        2,805   Illinois Housing Development Authority, Section 8 Elderly Housing         1/03 at 102       A***           2,955,937
                 Revenue Bonds (Morningside North Development),
                 Series 1992D, 6.600%, 1/01/07 (Pre-refunded to 1/01/03)

        5,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1990         11/00 at 102      A3***           5,173,250
                 (Riverside Senior Living Center Project), 7.500%, 11/01/20
                 (Pre-refunded to 11/01/00)

       11,375   Illinois Health Facilities Authority, Refunding Revenue Bonds,           11/00 at 102        AAA          11,891,084
                 Series 1990-B (Hinsdale Hospital), 9.000%, 11/15/15

        2,025   Long Creek Township, Macon County, Illinois, Waterworks                   5/03 at 100        N/R           2,061,470
                 Refunding Revenue Bonds, Series 1993, 7.250%, 5/01/23

        3,050   Regional Transportation Authority, Cook, DuPage, Kane, Lake,             No Opt. Call        AAA           3,574,539
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1990A, 7.200%, 11/01/20

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT) (continued)
                            April 30, 2000
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$      14,375   Village of Wheeling, Illinois, Multifamily Housing Revenue Bonds,         2/03 at 100        AAA         $14,481,231
                 Series 1993A (FHA-Insured Mortgage Loan - Arlington Club
                 Project), 6.400%, 2/01/40

        4,325   Town of Wood River, Wood River Township Hospital, Madison                 2/04 at 102        N/R           4,170,771
                 County, Illinois, General Obligation Bonds (Alternate Revenue
                 Source), Series 1993, 6.625%, 2/01/14

        4,120   Town of Wood River, Wood River Township Hospital, Madison                 2/04 at 102        N/R           3,928,173
                 County, Illinois, General Obligation Tort Immunity Bonds,
                 Series 1993, 6.500%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.8%

        2,250   Indiana Bond Bank, Special Program Bonds, Series 1992B,                   2/03 at 102         A+           2,360,453
                 6.750%, 8/01/12

        3,200   Indiana Health Facility Financing Authority, Hospital Revenue             9/02 at 102          A           3,358,016
                 Refunding Bonds, Series 1992 (The Methodist Hospitals, Inc.),
                 6.750%, 9/15/09

        2,100   City of Indianapolis, Indiana, Economic Development Revenue               7/03 at 103        N/R           1,873,851
                 Bonds, Series 1993A (The Meadows-Section 8 Assisted Project),
                 6.000%, 7/01/23 (Alternative Minimum Tax)

        6,065   City of Indianapolis, Indiana, Multifamily Housing First Mortgage         5/09 at 102         A3           5,569,004
                 Revenue Bonds, Series 1999A (Keystone at Fall Creek
                 Apartments), 6.500%, 5/01/31 (Alternative Minimum Tax)

        2,000   Hospital Authority of the City of Kokomo (Indiana), Hospital              8/03 at 102     N/R***           2,069,020
                 Revenue Refunding Bonds, Series 1993 (Saint Joseph
                 Hospital and Health Center of Kokomo), 6.250%, 8/15/05

        3,615   Mooresville Consolidated School Building Corporation (Morgan              1/04 at 101     N/R***           3,774,530
                 County, Indiana), First Mortgage Bonds, Series 1994A,
                 6.200%, 7/15/15 (Pre-refunded to 1/15/04)

        5,900   Muncie School Building Corporation, First Mortgage Bonds,                 7/01 at 102     N/R***           6,146,089
                 Series 1992, 6.625%, 7/15/14 (Pre-refunded to 7/15/01)

        9,500   City of Petersburg, Indiana, Pollution Control Refunding Revenue          1/03 at 102        Aa2           9,620,080
                 Bonds, Series 1993A (Indianapolis Power and Light Company
                 Project), 6.100%, 1/01/16


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.5%

          505   City of Davenport, Iowa, Home Ownership Mortgage Revenue                  9/04 at 102         A1             517,367
                 Refunding Bonds, Series 1994, 7.900%, 3/01/10

        3,810   Iowa Finance Authority, Hospital Revenue Bonds (Trinity                   7/02 at 102     N/R***           4,031,247
                 Regional Hospital Project), Series 1993, 7.000%, 7/01/12
                 (Pre-refunded to 7/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.2%

        1,000   Johnson County, Kansas, Single Family Mortgage Revenue                    5/04 at 103         A2           1,036,750
                 Refunding Bonds, Series 1994, 7.100%, 5/01/12

                Kansas Development Finance Authority, Multifamily Housing
                Refunding Revenue Bonds (First Kansas State Partnership,
                L.P. Project), Series 1998Y:
        7,910    6.000%, 12/01/20 (Alternative Minimum Tax)                              12/08 at 101        N/R           7,069,167
        2,460    6.125%, 12/01/28 (Alternative Minimum Tax)                              12/08 at 101        N/R           2,200,839

          715   Labette County, Kansas, Single Family Mortgage Revenue                    6/03 at 103        Aa2             736,657
                 Refunding Bonds, 1993 Series A, 8.400%, 12/01/11


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.6%

        5,785   Kentucky Housing Corporation, Housing Revenue Bonds,                      7/06 at 102        AAA           5,870,734
                 1996 Series A, 6.375%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.1%

        3,360   Clover Dale Housing Corporation, 1995 Multifamily Mortgage                4/01 at 100        AA-           3,366,418
                 Revenue Refunding Bonds (Clover Dale Plaza - FHA-Insured
                 Mortgage, Section 8 Assisted Project), Series A, 6.550%, 2/01/22

        6,325   Orleans Levee District (A Political Subdivision of the State             12/05 at 103        AAA           6,503,049
                 of Louisiana), Public Improvement Bonds, Series 1986,
                 5.950%, 11/01/14


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.8%

        7,520   Maine Educational Loan Marketing Corporation, Subordinate                No Opt. Call          A           7,498,117
                 Student Loan Revenue Bonds, Series 1994-2,
                 6.250%, 11/01/06 (Alternative Minimum Tax)

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.5%

$       4,630   Community Development Administration, Maryland Department                 1/07 at 102        Aa2         $ 4,631,111
                 of Housing and Community Development, Housing Revenue
                 Bonds, Series 1996A, 5.875%, 7/01/16

        2,000   Maryland Health and Higher Educational Facilities Authority,              7/03 at 102       Baa1           1,736,400
                 Project and Refunding Revenue Bonds, Doctors Community
                 Hospital Issue, Series 1993, 5.750%, 7/01/13

          540   Maryland Transportation Authority, Special Obligation                     7/04 at 102        AAA             541,652
                 Revenue Bonds, Baltimore/Washington International Airport
                 Projects, Series 1994-A (Qualified Airport Bonds),
                 6.400%, 7/01/19 (Alternative Minimum Tax)

        6,800   Housing Opportunities Commission of Montgomery County                     7/06 at 102        Aaa           6,942,188
                 (Montgomery County, Maryland), Multifamily Housing
                 Revenue Bonds, 1996 Series B, 6.400%, 7/01/28
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.3%

        2,000   Massachusetts Health and Educational Facilities Authority,                7/03 at 102    Baa1***           2,083,380
                 Revenue Bonds, Faulkner Hospital Issue, Series C,
                 6.000%, 7/01/13 (Pre-refunded to 7/01/03)

        2,000   Massachusetts Housing Finance Agency, Housing Project                     4/03 at 102         A+           2,043,920
                 Revenue Bonds, 6.300%, 10/01/13

        4,195   Massachusetts Health and Educational Facilities Authority,                2/04 at 102        Aa2           3,960,206
                 Revenue Refunding Bonds, Youville Hospital Issue
                 (FHA-Insured Project), Series B, 6.000%, 2/15/34

        3,290   Massachusetts Industrial Finance Agency, Resource Recovery                7/01 at 103        N/R           3,490,065
                 Revenue Bonds, SEMASS Project, Series 1991B,
                 9.250%, 7/01/15 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.8%

        5,000   City of Detroit, Michigan, Convention Facility Limited Tax                9/03 at 102        AAA           4,877,350
                 Revenue Refunding Bonds (Cobo Hall Expansion Project),
                 Series 1993, 5.250%, 9/30/12

       10,225   City of Detroit, Michigan, Water Supply System Revenue Bonds              7/07 at 101        AAA           8,837,365
                 (Senior Lien), Series 1997-A, 5.000%, 7/01/27

        2,545   City of Hancock Hospital Finance Authority, FHA-Insured Mortgage          8/08 at 100        AAA           2,400,266
                 Hospital Revenue Bonds (Portage Health System, Inc.),
                 Series 1998, 4.625%, 8/01/18

        4,400   City of Hancock Hospital Finance Authority, FHA-Insured                   8/08 at 100        AAA           3,923,656
                 Mortgage Hospital Revenue Bonds (Portage Health System,
                 Inc.), Series 1998, 5.450%, 8/01/47

        1,000   City of Kalamazoo Hospital Finance Authority, Hospital Revenue            5/06 at 102        AAA             996,340
                 Refunding and Improvement Bonds (Bronson Methodist
                 Hospital), Series 1996, 5.750%, 5/15/16

        2,000   Michigan State Hospital Finance Authority, Hospital Revenue              No Opt. Call       BBB-           1,929,740
                 and Refunding Bonds (The Detroit Medical Center
                 Obligated Group), Series 1993B, 5.000%, 8/15/03

        3,200   Michigan State Hospital Finance Authority, Hospital Revenue               8/02 at 102        AAA           3,221,824
                 and Refunding Bonds, Series 1992 (Bon Secours Health
                 System Project), 6.100%, 8/15/22

       10,500   Michigan State Hospital Finance Authority, Hospital Revenue               8/08 at 101       BBB-           7,710,045
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1998A, 5.250%, 8/15/23

        3,750   Michigan Strategic Fund, Limited Obligation Refunding                     6/03 at 102        AAA           3,833,850
                 Revenue Bonds (Consumers Power Company Project),
                 Collateralized Series 1993B, 5.800%, 6/15/10

        6,000   County of Monroe, Michigan, Pollution Control Revenue Bonds               9/03 at 102        AAA           6,232,860
                 (The Detroit Edison Company Project), Series CC-1992,
                 6.550%, 9/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.3%

        4,905   Minneapolis/St. Paul, Minnesota, Housing Finance Board,                  11/07 at 102        AAA           4,628,701
                 Single Family Mortgage Revenue Bonds, FNMA/GNMA
                 Backed Program, Phase XI-AB, 5.800%, 11/01/30
                 (Alternative Minimum Tax)

        4,000   Minneapolis Community Development Agency, Limited Tax                    12/02 at 102         A-           4,217,360
                 Supported Development Revenue Bonds, Series 1992G-3,
                 7.375%, 12/01/12

        2,720   City of Minnetonka, Minnesota, Multifamily Housing Revenue                6/04 at 102        AAA           2,794,990
                 Refunding Bonds, Series 1994A (GNMA Collateralized
                 Mortgage Loan - Brier Creek Project), 6.450%, 6/20/24

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT) (continued)
                            April 30, 2000
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.9%

$       2,000   Mississippi Higher Education Assistance Corporation, Student              9/02 at 102        Aaa         $ 2,026,960
                 Loan Revenue Bonds, Senior Series 1993-B,
                 5.800%, 9/01/06 (Alternative Minimum Tax)

          985   Mississippi Housing Finance Corporation, Single Family                   10/00 at 101        AAA           1,005,931
                 Mortgage Purchase Revenue Bonds, Series 1989
                 (GNMA Mortgage-Backed Securities Program),
                 8.250%, 10/15/18 (Alternative Minimum Tax)

        1,630   Mississippi Home Corporation, Single Family Mortgage                      4/05 at 102        Aaa           1,647,930
                 Revenue Bonds, Series 1995B, 6.550%, 4/01/21
                 (Alternative Minimum Tax)

        1,695   Mississippi Regional Housing Authority No. V, Multifamily                 7/00 at 105        AAA           1,737,443
                 Housing Revenue Refunding Bonds, Series 1993A (FHA-Insured
                 Mortgage Loan - Deville Apartments, Section 8 Assisted Project),
                 7.050%, 7/01/21

        1,735   Mississippi Educational Facilities Authority, For Private,                6/03 at 102        N/R           1,650,887
                 Nonprofit Institutions of Higher Learning, Educational Facilities
                 Revenue Bonds (Tougaloo College Project), Series 1993A,
                 6.500%, 6/01/18


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 2.6%

       10,000   Energy America (Nebraska), Natural Gas Revenue Note                      No Opt. Call        N/R           9,563,400
                 (Metropolitan Utility District Project), Series 1997B,
                 5.700%, 7/01/08

        9,000   Nebraska Higher Education Loan Program Inc., Senior Subordinate          No Opt. Call        AAA           9,210,690
                 Bonds, Series A-5A, 6.250%, 6/01/18 (Alternative Minimum Tax)

        5,075   Airport Authority of the City of Omaha (Nebraska), Airport                1/02 at 102         A1           5,414,771
                 Facilities Revenue Refunding Bonds, Series 1991, 8.375%, 1/01/14


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 0.7%

        4,500   Clark County School District, Nevada, General Obligation -               No Opt. Call        AAA           5,067,315
                 Limited Tax School Improvement Bonds (Current Coupon Bonds),
                 Series 1991A, 7.000%, 6/01/10

        1,725   Nevada Housing Division, Single Family Program Senior Bonds,              4/04 at 102         A1           1,729,968
                 1993 Issue B, 6.200%, 10/01/15


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.4%

        1,870   New Hampshire Housing Finance Authority, Single Family                    7/00 at 102        Aa3           1,910,055
                 Residential Mortgage Bonds, 1990 Series A, 7.950%, 7/01/22
                 (Alternative Minimum Tax)

        1,545   New Hampshire Housing Finance Authority, Single Family                    1/07 at 102        Aa3           1,573,227
                 Mortgage Acquisition Revenue Bonds, 1996 Series C,
                 6.200%, 7/01/16 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 0.2%

        2,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                   No Opt. Call        AAA           2,202,320
                 Series 1991C, 6.500%, 1/01/16


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.2%

          280   New Mexico Educational Assistance Foundation,                            12/02 at 101          A             285,611
                 Student Loan Revenue Bonds, Subordinate 1992 Series One B,
                 6.850%, 12/01/05 (Alternative Minimum Tax)

        1,780   New Mexico Mortgage Finance Authority, Single Family                      7/02 at 102        AAA           1,815,191
                 Mortgage Purchase Refunding Senior Bonds, 1992 Series A2,
                 6.900%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 14.9%

       30,050   Atlas Community Housing Opportunity Trust, Series 1999-1,                 6/09 at 100        N/R          28,018,620
                 Class A Certificates, 6.750%, 6/01/34

       10,000   Erie County (New York), Industrial Development Agency,                   12/10 at 103        N/R          10,916,700
                 Solid Waste Disposal Facility Revenue Bonds (1998 CanFibre of
                 Lackawanna Project), 9.050%, 12/01/25 (Alternative Minimum Tax)

       14,000   Long Island Power Authority (New York), Electric System General           6/03 at 101         A-          12,792,500
                 Revenue Bonds, Series 1998A, 5.500%, 12/01/29

        1,000   The City of New York, General Obligation Bonds, Fiscal                   No Opt. Call         A-           1,068,450
                 1995 Series A, 7.000%, 8/01/04

        3,500   The City of New York, General Obligation Bonds, Fiscal                   No Opt. Call         A-           3,672,340
                 1996 Series B, 6.750%, 8/15/03

       14,310   The City of New York, General Obligation Bonds, Fiscal                   No Opt. Call         A-          15,056,123
                 1996 Series F, 6.500%, 2/01/05

                The City of New York, General Obligation Bonds, Fiscal
                1991 Series D:
        4,315    9.500%, 8/01/02 (Pre-refunded to 8/01/01)                            8/01 at 101 1/2        Aaa           4,632,196
           85    9.500%, 8/01/02                                                      8/01 at 101 1/2         A-              90,736

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$      16,915   New York City Transitional Finance Authority, Future Tax Secured          5/08 at 101         AA         $14,572,611
                 Bonds, Fiscal 1998 Series C, 5.000%, 5/01/26

                New York City Transitional Finance Authority, Future Tax Secured
                Bonds, Fiscal 2000 Series C:
        3,850    5.875%, 11/01/16 (WI)                                                    5/10 at 101         AA           3,929,811
        5,000    5.500%, 11/01/24 (WI)                                                    5/10 at 101         AA           4,764,250

        5,000   Dormitory Authority of the State of New York, The New York               No Opt. Call        AAA           5,035,000
                 and Presbyterian Hospital, FHA-Insured Mortgage Hospital
                 Revenue Bonds, Series 1998, 5.500%, 8/01/11

       10,110   New York State Medical Care Facilities Finance Agency, Hospital           8/02 at 102        AAA          10,192,498
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1992 Series B, 6.200%, 8/15/22

        4,200   New York State Medical Care Facilities Finance Agency,                    2/05 at 102         AA           4,210,374
                 FHA-Insured Mortgage Project Revenue Bonds, 1995 Series B,
                 6.150%, 2/15/35

        4,875   New York State Medical Care Facilities Finance Agency, Hospital           2/04 at 102      AA***           5,054,595
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1994 Series A, 6.200%, 2/15/21 (Pre-refunded to 2/15/04)

        3,365   New York State Medical Care Facilities Finance Agency, Hospital           2/04 at 102         AA           3,399,289
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1994 Series A, 6.200%, 2/15/21

        7,500   New York State Thruway Authority, General Revenue Bonds,                  1/05 at 102        AAA           7,913,175
                 Series C, 6.000%, 1/01/15 (Pre-refunded to 1/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.2%

        2,000   North Carolina Municipal Power Agency Number 1, Catawba                  No Opt. Call        AAA           2,102,020
                 Electric Revenue Bonds, Series 1992, 6.000%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.9%

        7,925   Mercer County, North Dakota, Pollution Control Revenue                7/00 at 102 1/2          A           8,128,990
                 Bonds (Basin Electric Power Cooperative -Antelope Valley
                 Station), 1984 Series B, 7.000%, 1/01/19

          545   City of Minot, North Dakota, Single Family Mortgage Revenue               8/03 at 102         Aa             564,304
                 Refunding Bonds, Series 1993, 7.700%, 8/01/10


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.9%

        4,500   Akron, Bath and Copley Joint Township Hospital District,                 11/02 at 102       Baa1           4,501,575
                 Ohio, Hospital Facilities Revenue Bonds, Series 1992 (Summa
                 Health System Project), 6.250%, 11/15/07

        1,000   County of Franklin, Ohio, Multifamily Housing Mortgage Revenue            1/05 at 103         Aa             906,280
                 Bonds, Series 1994A (FHA-Insured Mortgage Loan, Hamilton
                 Creek Apartments Project), 5.550%, 7/01/24
                 (Alternative Minimum Tax)

        3,595   Ohio Housing Finance Agency, Residential Mortgage Revenue                 3/05 at 102        Aaa           3,666,541
                 Bonds (GNMA Mortgage-Backed Securities Programs),
                 1995 Series A-1, 6.300%, 9/01/17

        4,215   The Student Loan Funding Corporation, Cincinnati, Ohio,                  No Opt. Call         A1           4,201,470
                 Student Loan Revenue Bonds, Series 1986A, 5.500%, 12/01/01
                 (Alternative Minimum Tax)

        4,370   City of Toledo, Ohio, General Obligation (Limited Tax), Various          12/04 at 102        AAA           4,506,126
                 Purpose Improvement Bonds, Series 1994, 5.750%, 12/01/09


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 2.4%

                Oklahoma County Finance Authority, Multifamily Housing First
                Mortgage Revenue Bonds, Series 1998A (Multiple Apartments
                Project):
        3,495    7.000%, 4/01/18                                                          4/06 at 102        N/R           3,116,317
        7,000    7.125%, 4/01/28                                                          4/06 at 102        N/R           6,137,810

       10,000   Tulsa County Industrial Authority (Oklahoma), First Mortgage              3/11 at 101        N/R           8,847,200
                 Multifamily Housing Revenue Bonds, Series 1999 (Stoneridge
                 Apartments Project), 6.125%, 3/01/39 (Alternative Minimum Tax)

        3,340   Tulsa Industrial Authority, Hospital Revenue and Refunding Bonds         No Opt. Call        AAA           3,649,952
                 (Hillcrest Medical Center Project), Series 1996, 6.500%, 6/01/09

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT) (continued)
                            April 30, 2000
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 2.0%

$      12,390   Commonwealth of Puerto Rico, Public Improvement Bonds                    No Opt. Call        AAA         $13,879,774
                 of 1997 (General Obligation Bonds), 6.500%, 7/01/13

        5,000   Commonwealth of Puerto Rico, Public Improvement Refunding                 7/08 at 101        AAA           4,059,200
                 Bonds, Series 1998 (General Obligation Bonds), 4.500%, 7/01/23


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.6%

                Piedmont Municipal Power Agency, Electric Revenue Refunding
                Bonds, Series 1991:
        5,000    6.250%, 1/01/21                                                         No Opt. Call        AAA           5,271,550
        5,750    4.000%, 1/01/23                                                          1/01 at 100        AAA           4,245,628

        5,085   Piedmont Municipal Power Agency, Electric Revenue Bonds,                 No Opt. Call        AAA           5,100,713
                 1998A Refunding Series, 5.500%, 1/01/13


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.7%

        5,000   The Metropolitan Government of Nashville and Davidson County              5/08 at 102         AA           4,510,750
                 (Tennessee), Electric System Revenue Bonds, 1998 Series A,
                 5.200%, 5/15/23

        2,200   Tennessee Housing Development Agency, Mortgage Finance                    7/04 at 102         AA           2,249,500
                 Program Bonds, 1994 Series A, 6.900%, 7/01/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 7.7%

        1,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,      12/00 at 102       Baa1           1,019,600
                 Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                 (Alternative Minimum Tax)

        9,950   Alliance Airport Authority, Inc. (Texas), Special Facilities Revenue     No Opt. Call       Baa1          10,745,901
                 Bonds, Series 1991 (American Airlines, Inc. Project),
                 7.000%, 12/01/11 (Alternative Minimum Tax)

        3,345   Columbia-Brazoria Independent School District (Brazoria County,           2/09 at 100        AAA           2,769,794
                 Texas), Unlimited Tax School Building Bonds, Series 1999,
                 4.750%, 2/01/25

        6,000   Dallas-Fort Worth International Airport Facility Improvement             11/00 at 102       Baa1           6,120,120
                 Corporation, American Airlines, Inc., Revenue Bonds,
                 Series 1990, 7.500%, 11/01/25 (Alternative Minimum Tax)

       16,960   Harris County Housing Finance Corporation (Texas), Multifamily           12/10 at 105        N/R          16,938,970
                 Housing Bonds (Coolwood Oaks and Haverstock Hill
                 Apartments), Series A, 8.250%, 12/01/31

        2,500   City of Houston, Texas, Airport System Subordinate Lien                   7/01 at 102        AAA           2,594,225
                 Revenue Bonds, Series 1991A, 6.750%, 7/01/21
                 (Alternative Minimum Tax)

        5,000   City of Houston, Texas, Water and Sewer System, Junior                   12/07 at 102        AAA           4,323,650
                 Lien Revenue Refunding Bonds, Series 1997D, 5.000%, 12/01/25

        5,000   Lower Neches Valley Authority Industrial Development                      3/08 at 101        AAA           4,542,700
                 Corporation (Texas), Refunding Revenue Bonds, Series 1998
                 (Mobil Oil Refining Corporation Project), 5.550%, 3/01/33

        1,012   The Midland Housing Finance Corporation (Midland, Texas),                11/05 at 103        Aaa           1,101,799
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 1992A, 8.450%, 12/01/11

        2,215   North Texas Higher Education Authority Inc., Student Loan                 4/03 at 102          A           2,259,366
                 Revenue Bonds, Series 1993D, 6.300%, 4/01/09
                 (Alternative Minimum Tax)

        3,410   Retama Development Corporation, Special Facilities Revenue               No Opt. Call        AAA           4,473,579
                 Bonds (Retama Park Racetrack Project), Series 1993,
                 8.750%, 12/15/12

        4,619   General Services Commission (An Agency of the State of Texas),            9/01 at 101          A           4,803,678
                 as Lessee, Participation Interests, 7.500%, 9/01/22

        8,500   Travis County Health Facilities Development Corporation,                 11/03 at 102        Aaa           8,561,200
                 Hospital Revenue Bonds (Daughters of Charity National
                 Health System - Daughters of Charity Health Services of Austin),
                 Series 1993B, 6.000%, 11/15/22


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 2.0%

        4,845   City of Bountiful, Davis County, Utah Hospital Revenue                   12/08 at 101        N/R           3,994,460
                 Refunding Bonds (South Davis Community Hospital
                 Project), Series 1998, 5.750%, 12/15/18

        8,000   Intermountain Power Agency (Utah), Power Supply Revenue                   7/06 at 102         A+           8,232,400
                 Bonds, Series 1996A, 6.150%, 7/01/14

        6,000   Intermountain Power Agency (Utah), Power Supply Revenue                   7/07 at 102        AAA           5,934,240
                 Refunding Bonds, 1997 Series B, 5.750%, 7/01/19

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                VIRGINIA - 1.1%

$       2,645   Suffolk Redevelopment and Housing Authority, Multifamily                  7/02 at 104       Baa2         $ 2,767,887
                 Housing Revenue Refunding Bonds, Series 1994 (Chase
                 Heritage at Dulles Project), 7.000%, 7/01/24

        9,405   Upper Occoquan Sewage Authority (Virginia), Regional                      7/06 at 100        AAA           7,710,877
                 Sewerage System Revenue Bonds, Series of 1995A,
                 4.750%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 10.5%

        1,050   City of Bellevue, King County, Washington, Water and Sewer                7/04 at 100        Aa2           1,074,224
                 Revenue Refunding Bonds, Series 1994, 5.875%, 7/01/09

        1,035   Covington Water District, King County Washington, Water                   3/05 at 100        AAA           1,044,170
                 Improvement and Refunding Revenue Bonds, Series 1995,
                 6.050%, 3/01/20

        1,655   City of Everett, Washington, Limited Tax General Obligation               9/07 at 100        Aaa           1,529,634
                 Bonds, 1997, 5.125%, 9/01/17

        1,000   Federal Way School District No. 210, King County, Washington,            No Opt. Call        AAA           1,037,650
                 Unlimited Tax General Obligation and Refunding Bonds,
                 5.750%, 12/01/12

          800   Kitsap County, Washington, Sewer Revenue Bonds, Series 1996,              7/06 at 100        AAA             803,016
                 5.750%, 7/01/16

        1,000   Port of Seattle, Washington, Revenue Bonds, Series 1990A,                12/00 at 100     AA-***           1,009,520
                 6.000%, 12/01/14 (Pre-refunded to 12/01/00)

        1,000   Port of Vancouver, Clark County, Washington, Limited Tax General         No Opt. Call        AAA           1,039,480
                 Obligation Bonds, 1994 Series B, 6.000%, 12/01/04
                 (Alternative Minimum Tax)

          900   City of Richland, Washington, Water and Sewer Improvement                 4/03 at 101        AAA             924,237
                 Revenue Bonds, Series 1993, 5.625%, 4/01/12
                 (Pre-refunded to 4/01/03)

        1,000   Seattle Indian Services Commission, Special Obligation Bonds,            11/04 at 100        AA+           1,013,550
                 Series 1994, 6.000%, 11/01/16

        1,000   The City of Seattle, Washington, Municipal Light and Power               10/06 at 102        AAA             968,520
                 Revenue Bonds, 5.625%, 10/01/21

          500   The City of Seattle, Washington, Municipal Light and Power                8/02 at 102         AA             505,680
                 Revenue Bonds, Series 1992A, 5.750%, 8/01/12

        1,640   Housing Authority of Skagit County, Low-Income Housing                   11/04 at 104        AAA           1,719,983
                 Assistance Revenue Bonds, Series 1993 (GNMA Collateralized
                 Mortgage Loan - Sea Mar Project), 7.000%, 6/20/35

        1,385   Public Utility District No. 1 of Snohomish County, Washington,            1/04 at 102         A+           1,392,521
                 Generation System Revenue Bonds, Series 1993B,
                 5.750%, 1/01/09 (Alternative Minimum Tax)

        1,500   Mukilteo School District No. 6 of Snohomish County, Washington,          No Opt. Call        AAA           1,551,885
                 Unlimited Tax General Obligation and Refunding Bonds,
                 Series 1993, 5.700%, 12/01/12

          500   Edmonds School District No. 15 of Snohomish County,                      No Opt. Call        AA-             542,565
                 Washington, Unlimited Tax General Obligation Bonds,
                 Series 1994, 6.500%, 12/01/08

          980   Central Valley School District No.356, Spokane County,                   No Opt. Call        AAA             392,833
                 Washington, Unlimited Tax Deferred Interest General
                 Obligation Bonds, Series 1998B, 0.000%, 12/01/15

        1,675   Spokane Downtown Foundation, Parking Revenue Bonds,                       8/08 at 102        N/R           1,287,254
                 Series 1998 (River Park Square Project), 5.600%, 8/01/19

        4,705   City of Tacoma, Washington, Sewer Revenue Refunding Bonds,               No Opt. Call        AAA           5,566,956
                 1994 Series B, 8.000%, 12/01/08

        1,000   University of Washington, Housing and Dining System Revenue              12/06 at 102        AAA             937,730
                 Refunding Bonds, Junior Lien Series 1996, 5.125%, 12/01/15

        2,000   State of Washington, General Obligation Bonds, Series 1994B               5/04 at 100        AA+           2,015,180
                 6.000%, 5/01/19

        1,000   Washington Health Care Facilities Authority, Revenue Bonds,               8/04 at 102     AA-***           1,043,720
                 Series 1993A (The Heart Institute of Spokane),
                 5.800%, 8/15/18 (Pre-refunded to 8/15/04)

        1,250   Washington Health Care Facilities Authority, Revenue Bonds,               7/02 at 102        AAA           1,316,500
                 Refunding Series 1992 (Franciscan Health System/ Saint
                 Clare Hospital, Tacoma), 6.625%, 7/01/20
                 (Pre-refunded to 7/01/02)

        2,000   Washington Health Care Facilities Authority, Revenue Bonds,              10/02 at 102        AAA           2,091,560
                 Series 1992 (The Children's Hospital and Medical Center,
                 Seattle), 6.125%, 10/01/13

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT) (continued)
                            April 30, 2000
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$       1,400   Washington Health Care Facilities Authority, Revenue Bonds,              11/02 at 102        AAA         $ 1,471,554
                 Series 1992 (Swedish Hospital Medical Center, Seattle),
                 6.300%, 11/15/22 (Pre-refunded to 11/15/02)

          950   Washington State Housing Finance Commission, Multifamily                  7/00 at 102        AAA             969,903
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1989A, 7.700%, 7/01/32
                 (Alternative Minimum Tax)

        2,000   Washington Health Care Facilities Authority, Revenue Bonds,               8/08 at 102         AA           1,679,740
                 Series 1998 (Highline Community Hospital), 5.000%, 8/15/21

        1,000   Washington Health Care Facilities Authority, Revenue Bonds,               8/13 at 102        AAA             832,320
                 Series 1998 (Harrison Memorial Hospital), 5.000%, 8/15/28

          470   Washington State Housing Finance Commission,                              6/07 at 102        Aaa             464,163
                 Single Family Program Bonds, 1997 Series 2A, 6.050%,12/01/16

                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1993A:
        4,500    5.750%, 7/01/13                                                          7/03 at 102        Aa1           4,516,560
        1,000    5.700%, 7/01/17                                                          7/03 at 102        AAA             986,450

       23,000   Washington Public Power Supply System (Bonneville),                       7/03 at 102        Aa1          21,809,290
                 Nuclear Project No. 1 Refunding Revenue Bonds,
                 Series 1993C, 5.375%, 7/01/15

        5,710   Washington Public Power Supply System, Nuclear                            7/02 at 102        Aaa           5,976,143
                 Project No. 2 Refunding Revenue Bonds, Series 1992A,
                 6.250%, 7/01/12 (Pre-refunded to 7/01/02)

        1,540   Washington Public Power Supply System, Nuclear                            7/02 at 102        Aa1           1,585,599
                 Project No. 2 Refunding Revenue Bonds, Series 1992A,
                 6.250%, 7/01/12

        6,475   Washington Public Power Supply System, Nuclear                           No Opt. Call        Aa1           7,112,982
                 Project No. 2 Refunding Revenue Bonds, Series 1990-A,
                 7.250%, 7/01/06

       11,000   Washington Public Power Supply System, Nuclear                           No Opt. Call        Aa1          12,196,140
                 Project No. 3 Refunding Revenue Bonds, Series 1993B,
                 7.000%, 7/01/09

        3,700   Washington Public Power Supply System, Nuclear Project                    7/08 at 102        Aa1           3,312,313
                 No. 3 Refunding Revenue Bonds, Series 1998A,
                 5.125%, 7/01/18

        1,400   Washington State University, Housing and Dining System                   10/04 at 101        AAA           1,465,193
                 Revenue and Refunding Bonds, Series 1994,
                 6.375%, 10/01/18

           65   Western Washington University, Housing and Dining System                 10/02 at 101        AAA              66,060
                 Revenue Bonds, Series 1992, 6.375%, 10/01/22

        1,000   Yakima-Tieton Irrigation District, Yakima County, Washington,             6/03 at 102        AAA           1,031,620
                 Refunding Revenue Bonds, 1992, 6.125%, 6/01/13
------------------------------------------------------------------------------------------------------------------------------------
$     952,424   Total Investments - (cost $934,475,326) - 101.2%                                                         927,329,364
=============   --------------------------------------------------------------------------------------------------------------------


    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*  RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.6%

$       3,000   Residential Care Facility for the Elderly Authority of Fulton                               A-1+         $ 3,000,000
                 County (Georgia), Variable Rate Demand Refunding Revenue
                 Bonds (Lenbrook Square Foundation, Inc. Project), Series 1996,
                 6.000%, 1/01/18+

        5,000   Grand Forks Health Care Facilities, Revenue Series 1992B                                  VMIG-1           5,000,000
                 (The United Hospital Obligated Group), Variable Rate
                 Demand Bonds, 6.000%, 12/01/16+

        6,100   Joliet Regional Port District Marine Terminal Revenue Refunding                             A-1+           6,100,000
                 Bonds (Exxon Project), Series 1989, Variable Rate
                 Demand Bonds, 5.850%, 10/01/24+

        4,720   Sabine River Authority of Texas Collateralized Pollution                                    A-1+           4,720,000
                 Control, Variable Rate Demand Bonds(Texas Utilities
                 Electric Company), 5.950%, 4/01/30 (Alternative Minimum Tax)+

        5,000   City of Valdez, Alaska, Marine Terminal Revenue Refunding                                VMIG-1            5,000,000
                 Bonds (Exxon Pipeline Company Project), 1993 Series C,
                 Variable Rate Demand Bonds, 5.850%, 12/01/33+
------------------------------------------------------------------------------------------------------------------------------------
$      23,820   Total Short-Term Investments - (cost $23,820,000)                                                         23,820,000
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (3.8%)                                                                  (34,611,727)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $916,537,637
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS (Unaudited)
April 30, 2000

                                                                              PREMIUM INCOME    PREMIUM INCOME 2    PREMIUM INCOME 4
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                          $1,377,746,894        $925,222,778        $927,329,364
Temporary investments in short-term municipal securities, at
   amortized cost, which approximates market value                                        --           3,500,000          23,820,000
Cash                                                                                      --           1,796,484                  --
Receivables:
   Interest                                                                       26,423,909          17,238,882          18,574,031
   Investments sold                                                                9,735,693             297,457             105,000
Other assets                                                                         189,514              90,679              26,110
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                             1,414,096,010         948,146,280         969,854,505
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                    11,428,385                  --          20,828,168
Payable for investments purchased                                                  9,024,389           6,681,300          28,470,148
Accrued expenses:
   Management fees                                                                   709,097             482,461             480,604
   Other                                                                             127,138             245,812             319,732
Preferred share dividends payable                                                    336,412             220,947             216,657
Common share dividends payable                                                     4,273,614           3,246,384           3,001,559
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                           25,899,035          10,876,904          53,316,868
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                    $1,388,196,975        $937,269,376        $916,537,637
====================================================================================================================================
Preferred shares, at liquidation value                                        $  525,000,000        $347,000,000        $338,400,000
====================================================================================================================================
Preferred shares outstanding                                                          21,000              13,880              13,536
====================================================================================================================================
Common shares outstanding                                                         63,785,430          41,093,661          43,236,703
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   less Preferred shares at liquidation value,
   divided by Common shares outstanding)                                      $        13.53        $      14.36         $     13.37
====================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended April 30, 2000
                                                                             PREMIUM INCOME    PREMIUM INCOME 2    PREMIUM INCOME 4
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                               $40,610,332         $28,449,815         $27,480,564
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                   4,240,295           2,915,871           2,849,531
Preferred shares - auction fees                                                     654,452             412,924             421,841
Preferred shares - dividend disbursing agent fees                                    25,629              29,917              42,412
Shareholders' servicing agent fees and expenses                                      84,614              29,411              37,169
Custodian's fees and expenses                                                       106,721              70,947              88,810
Directors' fees and expenses                                                         16,218              11,057              11,674
Professional fees                                                                   162,550              16,208              27,345
Shareholders' reports - printing and mailing expenses                               105,818              20,903              18,173
Stock exchange listing fees                                                          26,128              18,465              23,478
Investor relations expense                                                           66,289              42,077              40,605
Other expenses                                                                      116,021              45,738              42,389
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                        5,604,735           3,613,518           3,603,427
   Custodian fee credit                                                             (39,841)            (42,684)            (29,655)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                      5,564,894           3,570,834           3,573,772
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                            35,045,438          24,878,981          23,906,792
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                            (4,166,054)           (481,184)           (968,058)
Change in net unrealized appreciation
   (depreciation) of investments                                                 10,250,667          (7,438,838)         (3,647,869)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                  6,084,613          (7,920,022)         (4,615,927)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      $41,130,051         $16,958,959         $19,290,865
====================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
                                       PREMIUM INCOME                   PREMIUM INCOME 2                  PREMIUM INCOME 4
                             --------------------------------- ---------------------------------- ---------------------------------
                             SIX MONTHS ENDED       YEAR ENDED SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED       YEAR ENDED
                                      4/30/00         10/31/99          4/30/00          10/31/99          4/30/00         10/31/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $  35,045,438     $ 69,490,071     $ 24,878,981      $ 48,699,868     $ 23,906,792     $ 44,979,576
Net realized gain (loss)
  from investment transactions     (4,166,054)      (3,286,652)        (481,184)          660,037         (968,058)       1,550,458
Change in net unrealized
  appreciation (depreciation)
  of investments                   10,250,667     (130,843,202)      (7,438,838)      (61,112,453)      (3,647,869)     (66,400,219)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   from operations                 41,130,051      (64,639,783)      16,958,959       (11,752,548)      19,290,865      (19,870,185)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net
   investment income:
   Common shareholders            (26,279,603)     (54,345,201)     (19,511,028)      (38,507,522)     (18,029,709)     (34,088,309)
   Preferred shareholders         (10,144,332)     (15,095,799)      (6,740,411)       (9,888,106)      (6,664,248)      (9,968,342)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                     --       (4,324,653)        (715,277)       (1,832,537)              --               --
   Preferred shareholders                  --       (1,245,222)        (203,920)         (465,930)              --               --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders  (36,423,935)     (75,010,875)     (27,170,636)      (50,694,095)     (24,693,957)     (44,056,651)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Net proceeds from shares issued
    in acquisition of NPW                  --               --               --                --               --       32,550,416
  Net proceeds from shares issued to
    shareholders due to reinvestment
    of distributions                       --               --               --         3,673,867               --          559,088
Preferred shares:
  Net proceeds from sale of shares         --       49,386,100               --        46,413,934               --       12,754,386
  Net proceeds from shares issued in
    acquisition of NPW                     --               --               --                --               --       17,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions              --       49,386,100               --        50,087,801               --       62,863,890
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets                    4,706,116      (90,264,558)     (10,211,677)      (12,358,842)      (5,403,092)      (1,062,946)
Net assets at the
   beginning of period          1,383,490,859    1,473,755,417      947,481,053       959,839,895      921,940,729      923,003,675
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the
   end of period               $1,388,196,975   $1,383,490,859     $937,269,376      $947,481,053     $916,537,637     $921,940,729
===================================================================================================================================
Balance of undistributed
   net investment
   income at the end of period $      150,193   $    1,528,690     $  1,042,274      $  2,414,732     $  1,364,395     $  2,151,560
===================================================================================================================================

                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Premium Income Municipal Fund, Inc.
(NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

On September 9, 1999, NPT acquired all of the net assets of Nuveen Washington Premium Income Municipal Fund (NPW) pursuant to a plan of reorganization approved by the common shareholders of NPW and the preferred shareholders of NPT and NPW on August 17, 1999. The acquisition was accomplished by a tax-free exchange of 2,351,909 common shares of NPT for the 2,320,051 common shares of NPW outstanding on September 9, 1999. NPW's net assets at that date of $49,550,416 included $1,045,588 of net unrealized appreciation and $17,000,000 of preferred shares at liquidation value which were combined with that of NPT. The combined net assets of NPT immediately after the acquisition were $936,836,305.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2000, Premium Income, Premium Income 2 and Premium Income 4 had outstanding when-issued and delayed delivery purchase commitments of $9,024,389, $6,681,300 and $28,470,148 respectively.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
--------------------------------------------------------------------------------
Number of shares:
   Series M                                      3,800        2,000        2,200
   Series M2                                     2,000           --           --
   Series T                                      3,800        3,000        2,000
   Series T2                                        --           --        1,328
   Series W                                      3,800        2,000        1,680
   Series W2                                        --           --          520
   Series Th                                     3,800        3,000        2,680
   Series F                                      3,800        2,000        1,800
   Series F2                                        --        1,880        1,328
--------------------------------------------------------------------------------
Total                                           21,000       13,880       13,536
================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2000.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                                              PREMIUM INCOME                PREMIUM INCOME 2
                                                     -----------------------------   ------------------------------
                                                     SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                              4/30/00     10/31/99            4/30/00      10/31/99
-------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares issued to shareholders due to
   reinvestment of distributions                                   --           --                 --       225,414
-------------------------------------------------------------------------------------------------------------------
                                                                   --           --                 --       225,414
===================================================================================================================
Preferred shares sold                                              --        2,000                 --         1,880
===================================================================================================================
                                                                                            PREMIUM INCOME 4
                                                                                     ------------------------------
                                                                                     SIX MONTHS ENDED    YEAR ENDED
                                                                                              4/30/00      10/31/99
-------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares issued in acquisition of NPW                                                             --     2,351,909
   Shares issued to shareholders due to
   reinvestment of distributions                                                                   --        37,115
-------------------------------------------------------------------------------------------------------------------
                                                                                                   --     2,389,024
===================================================================================================================
Preferred shares sold                                                                              --           520
===================================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 2000, to shareholders of record on May 15, 2000, as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
--------------------------------------------------------------------------------
Dividend per share                              $.0670       $.0790       $.0695
================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended April 30, 2000, were as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
--------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities          $88,212,467  $40,055,196  $65,341,065
   Short-term municipal securities          47,400,000   19,500,000   51,120,000
Sales and maturities:
   Long-term municipal securities           83,485,044   28,554,170   25,354,950
   Short-term municipal securities          47,400,000   25,000,000   43,800,000
================================================================================

At April 30, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                            PREMIUM       PREMIUM        PREMIUM
                                             INCOME      INCOME 2       INCOME 4
--------------------------------------------------------------------------------
                                     $1,409,339,307  $909,882,803   $958,300,604
================================================================================

At October 31, 1999, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                            PREMIUM      PREMIUM
                                                             INCOME     INCOME 4
--------------------------------------------------------------------------------
Expiration year:
   2002                                                  $       --  $ 6,769,037
   2003                                                          --    5,281,759
   2004                                                          --           --
   2005                                                          --           --
   2006                                                          --           --
   2007                                                   3,163,437           --
--------------------------------------------------------------------------------
Total                                                    $3,163,437  $12,050,796
================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at April 30, 2000, were as follows:

                                                PREMIUM      PREMIUM     PREMIUM
                                                 INCOME     INCOME 2    INCOME 4
--------------------------------------------------------------------------------
Gross unrealized:
   appreciation                         $17,350,533  $ 35,652,389  $ 19,021,458
   depreciation                         (48,942,946)  (16,812,414)  (26,172,698)
--------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)                      $(31,592,413) $ 18,839,975  $ (7,151,240)
================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At April 30, 2000, net assets consisted of:

                                             PREMIUM       PREMIUM      PREMIUM
                                              INCOME      INCOME 2     INCOME 4
-------------------------------------------------------------------------------
Preferred shares, $25,000 stated value
  per share, at liquidation value      $ 525,000,000  $347,000,000 $338,400,000
Common shares, $.01 par value per share      637,854       410,937      432,367
Paid-in surplus                          901,322,367   570,717,420  596,506,475
Balance of undistributed
  net investment income                      150,193     1,042,274    1,364,395
Accumulated net realized gain (loss)
  from investment transactions            (7,322,962)   (1,112,505) (13,019,638)
Net unrealized appreciation
  (depreciation) of investments          (31,590,477)   19,211,250   (7,145,962)
-------------------------------------------------------------------------------
Net assets                            $1,388,196,975  $937,269,376 $916,537,637
===============================================================================
Authorized shares:
   Common                                200,000,000   200,000,000  200,000,000
   Preferred                               1,000,000     1,000,000    1,000,000
===============================================================================

8. INVESTMENT COMPOSITION
At April 30, 2000, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:
                                               PREMIUM       PREMIUM     PREMIUM
                                                INCOME      INCOME 2    INCOME 4
--------------------------------------------------------------------------------
Education and Civic Organizations                   6%            3%          4%
Healthcare                                          9             5          10
Housing/Multifamily                                 3             7          15
Housing/Single Family                              12             9           4
Tax Obligation/General                             15            19          10
Tax Obligation/Limited                             14             7           7
Transportation                                     12             6           7
U.S. Guaranteed                                     7            32          14
Utilities                                          17            11          19
Water and Sewer                                     4             1           8
Other                                               1            --           2
--------------------------------------------------------------------------------
                                                  100%          100%        100%
================================================================================


Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (50% for Premium Income, 55% for Premium Income 2 and 43% for Premium Income 4). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

FINANCIAL HIGHLIGHTS
(Unaudited)

         FINANCIAL HIGHLIGHTS (Unaudited)

         Selected data for a Common share outstanding throughout each period:
                                      INVESTMENT OPERATIONS                               LESS DISTRIBUTIONS
                                 ------------------------------   ------------------------------------------------------------------
                                             NET                  NET            NET
                                             REALIZED/            INVESTMENT     INVESTMENT     CAPITAL      CAPITAL
                      BEGINNING  NET         UNREALIZED           INCOME         INCOME         GAINS        GAINS
                      NET ASSET  INVESTMENT  INVESTMENT           TO COMMON      TO PREFERRED   TO COMMON    TO PREFERRED
                      VALUE      INCOME      GAIN (LOSS) TOTAL    SHAREHOLDERS   SHAREHOLDERS+  SHAREHOLDERS SHAREHOLDERS+  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
PREMIUM INCOME
Year Ended 10/31:
        2000 (a)      $13.46     $ .55       $  .09      $  .64   $ (.41)        $ (.16)        $ --         $ --           $  (.57)
        1999           15.66      1.09        (2.10)      (1.01)    (.85)          (.24)          (.07)        (.02)          (1.18)
        1998           15.28      1.15          .43        1.58     (.88)          (.25)          (.06)        (.01)          (1.20)
        1997           14.96      1.14          .37        1.51     (.94)          (.20)          (.03)        --             (1.17)
        1996           15.11      1.16         (.09)       1.07     (.97)          (.20)          (.05)        --             (1.22)
        1995           14.14      1.24         1.01        2.25    (1.06)          (.22)          --           --             (1.28)

PREMIUM INCOME 2

Year Ended 10/31:
        2000 (a)       14.61       .61         (.20)        .41     (.47)          (.16)          (.02)        (.01)           (.66)
        1999           16.15      1.18        (1.48)       (.30)    (.94)          (.24)          (.04)        (.01)          (1.23)
        1998           15.80      1.17          .46        1.63     (.93)          (.24)          (.09)        (.02)          (1.28)
        1997           15.16      1.18          .65        1.83     (.93)          (.26)          --           --             (1.19)
        1996           14.89      1.19          .27        1.46     (.93)          (.26)          --           --             (1.19)
        1995           13.03      1.20         1.88        3.08     (.92)          (.30)          --           --             (1.22)

PREMIUM INCOME 4

Year Ended 10/31:
        2000 (a)       13.50       .55         (.11)        .44     (.42)          (.15)          --           --              (.57)
        1999           15.05      1.09        (1.56)       (.47)    (.83)          (.24)          --           --             (1.07)
        1998           14.64      1.07          .42        1.49     (.82)          (.26)          --           --             (1.08)
        1997           14.07      1.08          .58        1.66     (.82)          (.27)          --           --             (1.09)
        1996           13.87      1.10          .19        1.29     (.82)          (.27)          --           --             (1.09)
        1995           12.09      1.10         1.81        2.91     (.84)          (.29)          --           --             (1.13)
====================================================================================================================================

                                                                                    TOTAL RETURNS
                                                                                ----------------------
                           ORGANIZATION
                           AND OFFERING
                           COSTS                                                               BASED
                           AND PREFERRED     ENDING                             BASED          ON
                           SHARE             NET              ENDING            ON             NET
                           UNDERWRITING      ASSET            MARKET            MARKET         ASSET
                           DISCOUNTS         VALUE            VALUE             VALUE**        VALUE**
------------------------------------------------------------------------------------------------------
PREMIUM INCOME
Year Ended 10/31:

        2000 (a)           $ --              $13.53           $11.5000           (2.83)%        3.65%
        1999               (.01)              13.46            12.2500          (14.03)        (8.59)
        1998                 --               15.66            15.1875           10.60          8.86
        1997               (.02)              15.28            14.6250            7.81          8.89
        1996                 --               14.96            14.5000            8.24          5.92
        1995                 --               15.11            14.3750           16.88         14.84

PREMIUM INCOME 2

Year Ended 10/31:
        2000 (a)             --               14.36            13.3750           (4.35)         1.70
        1999               (.01)              14.61            14.5000           (8.59)        (3.66)
        1998                 --               16.15            16.8750           15.98          8.93
        1997                 --               15.80            15.5000           16.76         10.72
        1996                 --               15.16            14.1250           14.94          8.28
        1995                 --               14.89            13.1250           24.22         22.06

PREMIUM INCOME 4

Year Ended 10/31:
        2000 (a)             --               13.37            11.7500           (4.60)         2.17
        1999               (.01)              13.50            12.7500           (8.77)        (5.03)
        1998                 --               15.05            14.8125           14.54          8.58
        1997                 --               14.64            13.6875           14.70         10.20
        1996                 --               14.07            12.6875           11.57          7.53
        1995                 --               13.87            12.1250           21.32         22.41
======================================================================================================

                                                             RATIOS/SUPPLEMENTAL DATA
                        ------------------------------------------------------------------------------
                                                                BEFORE CREDIT
                                        --------------------------------------------------------------
                                                        RATIO OF NET                      RATIO OF NET
                                        RATIO OF        INVESTMENT      RATIO OF          INVESTMENT
                                        EXPENSES        INCOME          EXPENSES          INCOME
                                        TO AVERAGE      TO AVERAGE      TO AVERAGE        TO AVERAGE
                        ENDING          NET ASSETS      NET ASSETS      TOTAL             TOTAL
                        NET             APPLICABLE      APPLICABLE      NET ASSETS        NET ASSETS
                        ASSETS          TO COMMON       TO COMMON       INCLUDING         INCLUDING
                        (000)           SHARES++        SHARES++        PREFERRED++       PREFERRED++
------------------------------------------------------------------------------------------------------
PREMIUM INCOME
Year Ended 10/31:
        2000 (a)        $1,388,197      1.31%*          8.19%*          .81%*             5.08%*
        1999             1,383,491      1.18            7.28            .77               4.79
        1998             1,473,755      1.14            7.41            .77               5.00
        1997             1,449,660      1.05            7.58            .76               5.51
        1996             1,304,192      1.03            7.76            .75               5.67
        1995             1,313,673      1.05            8.42            .76               6.13

PREMIUM INCOME 2

Year Ended 10/31:
        2000 (a)           937,269      1.22*           8.41*           .77*              5.30*
        1999               947,481      1.15            7.60            .77               5.07
        1998               959,840      1.13            7.35            .77               5.03
        1997               943,587      1.14            7.73            .77               5.23
        1996               917,603      1.15            7.97            .77               5.34
        1995               906,547      1.17            8.54            .77               5.60

PREMIUM INCOME 4

Year Ended 10/31:
        2000 (a)           916,538      1.25*           8.26*           .79*              5.22*
        1999               921,941      1.20            7.51            .79               4.92
        1998               923,004      1.19            7.23            .79               4.79
        1997               905,764      1.21            7.62            .79               4.98
        1996               882,563      1.22            7.89            .79               5.11
        1995               874,337      1.27            8.44            .80               5.35
=================================================================================================

                                                 RATIOS/SUPPLEMENTAL DATA
                        -------------------------------------------------------------------------
                                                    AFTER CREDIT***
                        ------------------------------------------------------------
                                        RATIO OF NET                    RATIO OF NET
                        RATIO OF        INVESTMENT     RATIO OF         INVESTMENT
                        EXPENSES        INCOME         EXPENSES         INCOME
                        TO AVERAGE      TO AVERAGE     TO AVERAGE       TO AVERAGE
                        NET ASSETS      NET ASSETS     TOTAL            TOTAL
                        APPLICABLE      APPLICABLE     NET ASSETS       NET ASSETS      PORTFOLIO
                        TO COMMON       TO COMMON      INCLUDING        INCLUDING       TURNOVER
                        SHARES++        SHARES++       PREFERRED++      PREFERRED++     RATE
-------------------------------------------------------------------------------------------------
PREMIUM INCOME
Year Ended 10/31:
        2000 (a)        1.30%*          8.20%*         .81%*            5.08%*          6%
        1999            1.17            7.29           .77              4.79            15
        1998            1.14            7.41           .77              5.00            19
        1997            1.05            7.58           .76              5.51            10
        1996            1.03            7.76           .75              5.67            16
        1995            1.05            8.42           .76              6.13            12

PREMIUM INCOME 2

Year Ended 10/31:
        2000 (a)        1.21*           8.42*          .76*             5.31*           3
        1999            1.15            7.60           .77              5.07            5
        1998            1.13            7.35           .77              5.03            7
        1997            1.14            7.73           .77              5.23            19
        1996            1.15            7.97           .77              5.34            24
        1995            1.17            8.54           .77              5.60            27

PREMIUM INCOME 4

Year Ended 10/31:
        2000 (a)        1.24*           8.27*          .78*             5.22*           3
        1999            1.20            7.51           .79              4.92            14
        1998            1.19            7.23           .79              4.79            21
        1997            1.21            7.62           .79              4.98            26
        1996            1.22            7.89           .79              5.11            20
        1995            1.27            8.44           .80              5.35            32
=================================================================================================
*    Annualized.

** Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the six months ended April 30, 2000.

Build Your Wealth Automatically

Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Sidebar text:
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.




NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.


EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.


HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.


FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment advisor if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund Information


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended April 30, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
                  FOR GENERATIONS

PHOTO OF:John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


LOGO: NUVEEN Investments
Invest well. Look ahead. LEAVE YOUR MARK.sm


John Nuveen & Co. Incorporated o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com

                                                                      FSA-5-4-00